HERITAGE CAPITAL APPRECIATION TRUST
                        HERITAGE GROWTH AND INCOME TRUST
                              HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              HERITAGE SERIES TRUST
                                CORE EQUITY FUND
                             DIVERSIFIED GROWTH FUND
                            INTERNATIONAL EQUITY FUND
                               MID CAP STOCK FUND
                              SMALL CAP STOCK FUND

                              880 Carillon Parkway
                          St. Petersburg, Florida 33716
________ __, 2006

Dear Shareholders:

You are being asked to vote on a number of proposals related to the above Heritage Funds (each, a "Fund" and collectively, the "Funds") at a Special Meeting of Shareholders ("Meeting") of the Funds, to be held at 880 Carillon Parkway, St. Petersburg, Florida 33716 on November 6, 2006 at 10:00 a.m. Eastern Time. The enclosed documents explain each proposal.

The Board of Trustees of each Fund ("Board") is unanimously recommending that you approve a slate of board members that have backgrounds and experiences that are diverse and relevant to the variety of tasks and issues that face a mutual fund board.

In addition to voting for a board, you are being asked to vote on several proposals that would standardize and simplify fund compliance and policies. We are seeking your approval to re-classify each Fund's investment objective and modernize its investment restrictions. Such action will standardize and streamline each Fund's restrictions and facilitate the Funds' ability to respond to changed market conditions or other circumstances in a timely manner without the delay and expense of obtaining a shareholder vote.

We also are seeking your approval to update and modernize each Fund's investment advisory agreement. No changes are being proposed to the level of services or the advisory fee rates other than allocating between two agreements the advisory and administrative services provided to the Funds. As a result of the proposal for new investment advisory agreements, certain shareholders also are being asked to re-approve the existing subadvisers.

Finally, certain of you are being asked to approve a proposal that will permit your Fund's adviser to hire new subadvisers or modify subadvisory agreements for that Fund with the approval of the Fund's Board, but without future shareholder approval.

EACH FUND'S BOARD HAS UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

We encourage you to read the attached Proxy Statement in full. Following this letter are questions and answers regarding this proxy solicitation. The information is designed to help you cast your vote as a shareholder of a Fund, and is being provided as a supplement to, and not a substitute for, your proxy materials.

The Notice of Special Meeting of Shareholders, the accompanying Proxy Statement, and the proxy card for your Fund are enclosed. Please read them carefully. If you are unable to attend the Meeting in person, we urge you to sign, date, and return the proxy card (or vote by Internet or telephone) so that your shares may be voted in accordance with your instructions. Voting your shares in a timely manner helps the Funds avoid additional costs.

Your vote is important to us. Thank you for taking the time to consider these important proposals.

                                       Sincerely yours,
                                       Stephen G. Hill
                                       President

                       HERITAGE CAPITAL APPRECIATION TRUST
                        HERITAGE GROWTH AND INCOME TRUST
                              HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              HERITAGE SERIES TRUST
                                CORE EQUITY FUND
                             DIVERSIFIED GROWTH FUND
                            INTERNATIONAL EQUITY FUND
                               MID CAP STOCK FUND
                              SMALL CAP STOCK FUND

                  IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
                            AND VOTE ON THE PROPOSALS


Please read the information in the proxy statement that follows the questions and answers below. We appreciate you placing your trust in the Heritage Funds and look forward to helping you achieve your financial goals.

WHY AM I RECEIVING THIS PROXY STATEMENT?

This proxy statement seeks your approval as a shareholder in some or all of the above Heritage Funds (the "Funds') regarding a number of proposals aimed at making the Funds operate more efficiently.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

You may be asked to vote on proposals that affect you and the Fund(s) in which you own shares. The proposals in the proxy statement include proposals to:

  o  Elect Trustees to the Board of Trustees
  o  Re-classify the investment objective of each Fund as non-fundamental
  o  Modernize the investment restrictions of each Fund
  o Approve a new investment advisory agreement and certain new subadvisory agreements
  o  Approve a manager of manager's structure

The proxy statement includes a table that quickly allows you to see which proposals affect you. The proxy statement also describes each proposal in detail.

WHAT ROLE DOES THE BOARD PLAY?

The Trustees serve as your representatives. The Trustees are fiduciaries and have an obligation to serve the best interests of shareholders. The Trustees review fund performance, oversee Fund activities and review contractual arrangements with companies that provide services to the Funds.

DO BOARD MEMBERS RECEIVE FEES FOR THEIR SERVICES?

Each Trustee who has no affiliation with management (an "Independent Trustee") receives a fee for his or her service on the Board. Seven of the nine Nominees are Independent Trustees for election to the Board of Income, Growth and Income and Series. The remaining two are affiliated Trustees.

WHY ARE THE INVESTMENT OBJECTIVES BEING RE-CLASSIFIED?

Under current laws, shareholders must approve changes to fundamental investment objectives. Your approval of this proposal will permit the Board to authorize modifications in the Funds' investment objectives as necessary to respond to changes in market conditions without the cost and time delay in seeking shareholder approval.

WHY ARE YOU PROPOSING TO CHANGE THE FUNDS' FUNDAMENTAL RESTRICTIONS?

Your Board and the investment adviser has reviewed each Fund's fundamental investment restrictions with the goal of simplifying and conforming the fundamental investment restrictions among the Funds. The proposal seeks shareholder approval of changes that are intended to further these goals and to provide each Fund, consistent with its investment objectives and strategies, with the flexibility to respond to changing markets, new investment opportunities and future changes in applicable law.

WHAT EFFECT WOULD THE REVISIONS TO A FUND'S INVESTMENT OBJECTIVE AND FUNDAMENTAL INVESTMENT RESTRICTIONS HAVE ON MY FUND?

The proposed revisions are not expected to affect the manner in which your Fund is managed or the investment strategies of your Fund.

ARE THERE CHANGES TO THE INVESTMENT ADVISORY AGREEMENTS?

There are some changes to the investment advisory agreements. The primary change to the investment advisory agreements are the transfer of administrative services provided by the investment adviser to a separate administration agreement. There are no changes to the fees charged to the Funds.

ARE THERE CHANGES TO THE SUBADVISORY AGREEMENTS?

There are no material changes to the subadvisory agreements. The fees are paid by the investment adviser and not the Funds.

WHAT IS A MANAGER OF MANAGER'S STRUCTURE?

A manager of manager's structure permits the investment adviser to hire new subadvisers or modify subadvisory agreements with existing subadvisers with the approval of the Board.

HOW WILL A MANAGER OF MANAGER'S STRUCTURE HELP THE FUNDS?

Under current laws, shareholders normally must approve new subadvisory agreements or changes to existing agreements. Your approval of this proposal will permit the Board to authorize the Funds' investment adviser to hire new subadvisers or change existing agreements. This will save the Funds money and time since they will not need to seek shareholder approval in the future.

WHO IS PAYING FOR MY SHAREHOLDER MEETING AND PROXY STATEMENT?

The Funds and their investment adviser will pay for the expenses related to this proxy statement.

HOW DOES THE BOARD SUGGEST I VOTE IN CONNECTION WITH THE PROPOSALS THAT AFFECT
ME?

After careful consideration, the Board unanimously recommends that you vote FOR the approval of each proposal that affects you and your Fund.

HOW DO I VOTE MY SHARES?

You can vote in any of the following ways:

         INTERNET:    Have your proxy card available.  Vote on the Internet by
                      accessing the website address on your proxy card. Enter your control number from your proxy card. Follow the instructions found on the website;

         TELEPHONE:   Have your proxy card available.  You may vote by telephone by calling the number on your proxy card. Enter the control number on the proxy card and follow the instructions provided. (A confirmation of your telephone vote will be mailed to you.); or

         MAIL: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.


HOW DO I SIGN THE PROXY CARD?

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

         JOINT ACCOUNTS: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

         ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


WHOM SHOULD I CALL FOR MORE INFORMATION ABOUT THE PROXY STATEMENT?

                       HERITAGE CAPITAL APPRECIATION TRUST
                        HERITAGE GROWTH AND INCOME TRUST
                              HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              HERITAGE SERIES TRUST
                                CORE EQUITY FUND
                             DIVERSIFIED GROWTH FUND
                            INTERNATIONAL EQUITY FUND
                               MID CAP STOCK FUND
                              SMALL CAP STOCK FUND

               880 Carillon Parkway, St. Petersburg, Florida 33716

                                 (800) 421-4184
                       ___________________________________


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                              ___________ __, 2006

                       ___________________________________


To the Shareholders:

      A Special Meeting of Shareholders ("Meeting") of the above Heritage Funds (each, a "Fund" and collectively, the "Funds") will be held at the offices of Heritage Asset Management, Inc. ("Heritage"), 880 Carillon Parkway, St. Petersburg, Florida 33716 on November 6, 2006 at 10:00 a.m. Eastern Time. The Meeting is being held for the following purposes:

      (1)   To elect and re-elect Trustees to the Board of Trustees;

      (2) To re-classify the investment objective of each Fund as non-fundamental;

      (3)   To modernize the investment restrictions of each Fund;

      (4) To approve an investment advisory agreement between the Funds and Heritage;

      (5)   To approve the  subadvisory  agreements between Heritage and Goldman
            Sachs  Investment  Management,  L.P.,   Heritage   and  Eagle  Asset
            Management, Inc. and Heritage and Awad Asset Management, Inc.

      (6)   To  approve  a  proposal  that  will  permit  Heritage  to hire  new subadvisers or modify subadvisory agreements with respect to Heritage Capital Appreciation Trust, Heritage Series Trust - Mid Cap Stock Fund and Heritage Series Trust - Small Cap Stock Fund with the approval of the Board, but without future shareholder approval; and

      (7) To consider and act upon any other business that may properly come before the meeting or any adjournments thereof.

      Items (1) through (6) are discussed in greater detail in the attached Proxy Statement (the "Proposals"). You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of one or more of the Funds at the close of business on September 8, 2006. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

      (1) INTERNET: Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter your control number from your proxy card. Follow the instructions found on the website;

      (2) TELEPHONE: Have your proxy card available. You may vote by telephone by calling the toll-free number on your proxy card. Enter the control number on the proxy card and follow the instructions provided. (A confirmation of your telephone vote will be mailed to you.); or

      (3) MAIL: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.


                                     By order of the Board of Trustees,


                                     Andrea N. Mullins
                                     Secretary
                                       Heritage Capital Appreciation Trust
                                       Heritage Growth and Income Trust
                                       Heritage Income Trust
                                       Heritage Series Trust

Dated:  ________ __, 2006
St. Petersburg, Florida

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE AND "FOR" OR "AGAINST" ANY OTHER MATTER ACTED UPON AT THE MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES. ALTERNATIVELY, YOU MAY VOTE YOUR PROXY ON THE INTERNET OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                       HERITAGE CAPITAL APPRECIATION TRUST
                        HERITAGE GROWTH AND INCOME TRUST
                              HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              HERITAGE SERIES TRUST
                                CORE EQUITY FUND
                             DIVERSIFIED GROWTH FUND
                            INTERNATIONAL EQUITY FUND
                               MID CAP STOCK FUND
                              SMALL CAP STOCK FUND


               880 Carillon Parkway, St. Petersburg, Florida 33716

                                 (800) 421-4184
                         ______________________________

                                 PROXY STATEMENT
                         ______________________________


                         Special Meeting of Shareholders
                                November 6, 2006


                                  INTRODUCTION

      This Proxy Statement is being furnished to the shareholders of each of the above Heritage Funds (each, a "Fund" and collectively, the "Funds") in connection with the solicitation of shareholder votes by proxy to be voted at the Special Meeting of Shareholders or any adjournments thereof ("Meeting") to be held on November 6, 2006 at 10:00 a.m. Eastern Time at the offices of Heritage Asset Management, Inc. ("Heritage"), 880 Carillon Parkway, St. Petersburg, Florida 33716. It is expected that the Notice of Special Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about ________ __, 2006.

      As more fully described in this Proxy Statement, the purpose of the Meeting is to consider the following matters:

      (1)   To  elect  and  re-elect  Trustees  to  the  Board  of Trustees (the
            "Board");

      (2) To re-classify the investment objective of each Fund as non-fundamental;

      (3)   To modernize the investment restrictions of each Fund;

      (4) To approve an investment advisory agreement between the Funds and Heritage;

      (5) To approve three subadvisory agreements between (a) Heritage and Goldman Sachs Investment Management, L.P. ("GSAM"), (b) Heritage and Eagle Asset Management, Inc. ("Eagle") and (c) Heritage and Awad Asset Management, Inc. ("Awad")

      (6) To approve a proposal that will permit Heritage to hire new subadvisers or modify subadvisory agreements with respect to Heritage Capital Appreciation Trust ("Capital Appreciation"), Heritage Series Trust - Mid Cap Fund ("Mid Cap") and Heritage Series Trust - Small Cap Fund ("Small Cap") with the approval of the Board, but without future shareholder approval; and

      (7) To consider and act upon any other business that may properly come before the meeting or any adjournments thereof.

      Summarized below are items (1) through (6) (the "Proposals"), which the shareholders of certain Funds are being asked to consider:



                                           CAPITAL        GROWTH      HIGH     CORE     DIVERSIFIED    INTERNATIONAL   MID    SMALL
WHICH PROPOSAL AFFECTS MY FUND?          APPRECIATION    AND INCOME   YIELD    EQUITY     GROWTH          EQUITY       CAP     CAP
      PROPOSAL 1:  To elect and re-elect
Trustees to the Board of Trustees             X(1)          X          X        X            X               X          X       X

      PROPOSAL 2: To re-classify the
investment objective as non-fundamental       X             X          X        X            X               X          X       X

      PROPOSAL 3:  To modernize the
fundamental investment policies of the
Funds                                         X             X          X        X            X               X          X       X

      PROPOSAL  4: To approve an
Investment Advisory Agreement between
Heritage and the Funds                        X             X          X        X            X               X          X       X

      PROPOSAL 5-A:  To approve a
Subadvisory Agreement between Heritage
and GSAM                                      X

      PROPOSAL 5-B: To approve a
Subadvisory Agreement between Heritage
and Eagle                                     X             X                   X            X                          X       X

      PROPOSAL  5-C: To approve a
Subadvisory Agreement between Heritage
and Awad                                                                                                                        X

      PROPOSAL 6: To approve a Manager
of Manager's  structure, which would
allow Heritage and the Board to enter
into, terminate or materially amend
Subadvisory Agreements without obtaining
future shareholder approval                   X                                                                         X       X

(1) Mr. Kinnicutt is not a nominee to the Board of Capital Appreciation.

                               VOTING INFORMATION

      If the enclosed proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Funds, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted "FOR" Proposals (1) through (6) listed above, and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

      The close of business on September 8, 2006 has been established as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting ("Record Date"). Each share will be entitled to one vote at the Meeting and fractional shares will be entitled to proportionate fractional votes.

      QUORUM AND ADJOURNMENT: The presence at the Meeting, in person or by proxy, of shareholders entitled to cast a majority of Capital Appreciation's, Heritage Growth and Income Trust's ("Growth and Income"), Heritage Income Trust's ("Income") and Heritage Series Trust's ("Series") (each, a "Trust") outstanding shares is required for a quorum for Proposal 1. The presence at the Meeting, in person or by proxy, of shareholders entitled to cast a majority of each Fund's outstanding shares is required for a quorum for Proposals 2 through
6. In the event that a quorum is present at the Meeting but sufficient votes to approve the new item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. The affirmative vote of less than a majority of the votes entitled to be cast represented in person or by proxy is sufficient for adjournments. In such case, the persons named as proxies will vote those proxies, which they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

      REQUIRED VOTE: For Proposal 1, the affirmative vote of a plurality of the votes of each Trust cast at the Meeting on the election of Trustees is required to elect a Trustee. Each Trust will vote separately on Proposal 1.

      Proposals 2 through 6 each require the approval by the lesser of (a) the vote of 67% or more of the voting securities of each applicable Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present, or (b) the vote of more than 50% of the outstanding voting securities of each applicable Fund (referred to herein as a "1940 Act Majority"). Each applicable Fund will vote separately on Proposals 2 through 6.

      Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be counted as votes cast. Accordingly, abstentions and broker non-votes effectively will be a vote against Proposals 2 through 6 because the required vote is a percentage of the shares present at the Meeting, but will have no impact on Proposal 1 to elect Trustees because the required vote is a plurality of the votes cast at the Meeting.

      THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS FOR EACH FUND, INCLUDING FINANCIAL STATEMENTS, PREVIOUSLY HAVE BEEN FURNISHED TO SHAREHOLDERS. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF THESE REPORTS FREE OF CHARGE, PLEASE WRITE TO THE HERITAGE MUTUAL FUNDS, 880 CARILLON PARKWAY, ST. PETERSBURG,

FLORIDA  33716  OR  CALL  TOLL-FREE AT 1-800-421-4184.   THE  REPORTS  ALSO  ARE
AVAILABLE ON THE FUNDS' WEBSITE AT WWW.HERITAGEFUNDS.COM AND THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AT WWW.SEC.GOV.

                       ___________________________________


                        PROPOSAL 1: ELECTION OF TRUSTEES

                               FUNDS AFFECTED: ALL

                       ___________________________________


      The Board of each Trust recommends that shareholders of each Trust elect members for the Board. Accordingly, the Board is submitting for election or re-election by shareholders of each Trust the slate of nine individuals listed below (the "Nominees").

      All Nominees except Mr. Kinnicutt currently serve as Trustees of each Trust. Mr. Kinnicutt is being nominated to serve on the Board of each Trust listed except Capital Appreciation. If elected, each Nominee would serve as a Trustee for life or for a specified term as discussed below unless removed, resigns or retires. The Trustees who are deemed not "interested" ("Independent Trustees") as that term is defined in the Investment Company Act of 1940 (the "1940 Act") have adopted a Board of Governance Policy that requires an Independent Trustee to retire at age 72 for those Trustees in office prior to August 2000 or age 70 for those Trustees in office after that date. In addition, the Independent Trustees have a mandatory term limit of 15 years of service, except those Independent Trustees who served as of August 28, 2000.

      If elected, it is expected that Mr. Kinnicutt would serve as an Independent Trustee. Currently, Mr. Kinnicutt would be deemed an "interested" person ("Interested Trustee") as that term is defined in the 1940 Act due to his family's affiliation with Raymond James & Associates, Inc. ("RJA"), a principal underwriter to the Trusts. It is anticipated that RJA will no longer serve as the Trusts' principal underwriter at the time Mr. Kinnicutt stands for election. At which time, Mr. Kinnicutt would qualify to serve as an Independent Trustee. Two other Nominees are Interested Trustee and would serve as such on the Board.

      On August 15, 2006, the Board, including the Independent Trustees, nominated each of the nine Nominees for election or re-election to the Board. The Independent Trustees have sought to sustain a Board with members that have backgrounds and experiences that are diverse and relevant to the variety of tasks and issues that face a mutual fund board. Pertinent information about each Nominee as of August 31, 2006 is set forth below.

      The persons named as proxies on the enclosed proxy card will vote "FOR" the election of each Nominee unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any Nominee. Each Nominee has consented to be named in this Proxy Statement and has indicated a willingness to serve if elected. Neither the Board nor management has any reason to believe that any Nominee will be unavailable for election. However, if any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion.

                         INFORMATION CONCERNING NOMINEES

      Information is provided below for each Nominee for election at the Meeting. The first two sections of the table list information for each Nominee who would serve as an Independent Trustee. Information for each Nominee who would be deemed an Interested Trustee by virtue of their positions with Heritage or Raymond James Financial, Inc. ("RJF") appears in the third section of the table. The address of each Nominee is 880 Carillon Parkway, St. Petersburg, FL 33716.

                                                                                                                           NUMBER OF
                                                                                                                             FUNDS
                                                                                                                           OVERSEEN
                                          PRINCIPAL OCCUPATION DURING PAST                           OTHER                  IN FUND
    NAME AND AGE                                     FIVE YEARS                                  DIRECTORSHIPS              COMPLEX
POSITION, TERM OF OFFICE                             ----------                                  -------------              -------
  AND LENGTH OF TIME
     SERVED(a)
     ---------
                                            INDEPENDENT TRUSTEE NOMINEES FOR EACH TRUST:

C. Andrew Graham (66)         First Financial Advisors, Ltd. & Graham Financial Partners,         None                         10
TRUSTEE SINCE 1985            LLC (financial planning, insurance and investment services)
                              since 1999.

Keith Jarrett (57)            President, KBJ, LLC (investment company) since 2001; Principal,     Penn Virginia                10
TRUSTEE SINCE 2005            Rockport Funding, LLC (specialty finance), and Ajax Partners        Resources, MLP
                              (investment partnership) since 2003; President and CEO,
                              TF Ventures (information technology), 1998-2001.

William J. Meurer (62)        Private financial consultant since September 2000.                  Sykes                        10
TRUSTEE SINCE 2003                                                                                Enterprises, Inc.


James L. Pappas (63)          Lykes Professor of Banking and Finance University of South          None                         10
TRUSTEE SINCE 1989,           Florida College of Business Administration 1986 - 2006;
LEAD INDEPENDENT              President, Graduate School of Banking at the University of
TRUSTEE SINCE 2003            Wisconsin 1995 - 2005.

David M. Phillips (67)        Chief Executive Officer, Evare LLC (information services) since     Intersections                10
TRUSTEE SINCE 1985            2003.                                                               Corp. Information
                                                                                                  Services

Deborah L. Talbot, PhD (55)   Independent Consultant and Researcher; Founder and chairman of the  None                         10
TRUSTEE SINCE 2002            board, Creative Tampa Bay since 2003; Dean's Advisory Board,
                              College of Arts and Sciences, University of Memphis since 2002.

                                          INTERESTED TRUSTEE NOMINEES FOR GROUP AND INCOME,
                                                     INCOME AND SERIES TRUSTS:


Lincoln Kinnicutt (61)        Managing Director of Goldman Sachs 1997 - 2002.                     None                        N/A


                                                                 6

                                          INTERESTED TRUSTEE NOMINEES FOR GROUP AND INCOME,
                                                     INCOME AND SERIES TRUSTS:


Thomas A. James(b) (64)       Chairman of the Board since 1985; Chief Executive Officer of RJF    OSI Restaurant               10
TRUSTEE SINCE 1985            since 1969; Chairman of the Board of Raymond James Associates       Partners, Inc.
                              ("RJA") since 1986; Chairman of the Board of Eagle since 1984.

Richard K. Riess(b) (57)      Executive Vice President and Managing Director for Asset            None                         10
TRUSTEE SINCE 1985            Management of RJF since 1998; Chief Executive Officer of Eagle since 1996; Chief Executive Officer of Heritage since 2000.


(a)  The date reflected in the table above is for Capital Appreciation, which was established in 1985. Each Trustee who was a member of the Board in 1985 subsequently became a member of the Board of Growth and Income,  Income and Series, which were established in 1986, 1989 and 1992,  respectively.  Each Trustee became a member of each Trust  established at the time it was established, unless otherwise indicated. Each Trustee serves for life unless the Trustee is removed, resigns or retires.

(b)  Messrs.  James and Riess are  "interested"  persons of the Trusts,  as that term is defined by the 1940 Act, by virtue of their affiliations with Heritage, Eagle, RJA, and RJF. Further, Mr. James is also affiliated with Awad.

(c)  Mr. Kinnicutt is not a nominee to the Board of Capital Appreciation.

      As reported to the Trusts, the Nominees own shares of each Trust and the Funds thereof as set forth in Exhibit __ to this Proxy Statement. In addition, [no Independent Trustee owned shares of Heritage, RJA or their affiliates]. Exhibit __ sets forth the compensation paid to each Nominee by each Fund for the calendar year 2005; and Exhibit __ sets forth information on the Trusts' Officers.

                      BOARD OF TRUSTEES AND BOARD STRUCTURE

      The Board is responsible for supervising the operation of each Trust. It establishes the major policies, reviews investments, and provides guidelines to Heritage and others who provide services to the Trusts. The Board met five times during Capital Appreciation's last fiscal year, four times during Growth and Income's last fiscal year, four times during Income's last fiscal year and four times during Series' last fiscal year. The Board has a Nominating Committee, an Audit Committee, a Compliance Committee and a Qualified Legal Compliance Committee.

NOMINATING COMMITTEE

      Each Trust has a Nominating Committee, consisting of Messrs. Jarrett, Meurer, Graham, Pappas, and Phillips, and Ms. Talbot, each of whom is an Independent Trustee. The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee met once during each Trust's respective last fiscal year.

      In proposing the Nominees, the Nominating Committee also considered certain other factors, including but not limited to, the general knowledge, background and experience of each Nominee. Specifically, the Nominating Committee considered whether Nominees possess a very high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also considered the extent to which a candidate possesses sufficiently diverse skill sets and diversity characteristics that would contribute to the Board's overall effectiveness.

      The Nominating Committee may consider recommendations for potential candidates from any source, including Board members, Fund shareholders, legal counsel to the Independent Trustees or other such sources as the Committee deems appropriate. In determining potential candidates' qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

      The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of a Fund. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include certain information, such as the candidate's name, date of birth, education, business, professional or other relevant experience and areas of expertise, current business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any knowledge and experience relating to investment companies and investment company governance. Successful candidates must meet several other criteria as set forth in the Nominating Committee charter, which is attached as Exhibit __ to this proxy statement.

AUDIT COMMITTEE

      Each Trust has an Audit Committee, currently consisting of Messrs. Jarrett, Meurer and Pappas, each of whom is an Independent Trustee. Mr. Meurer serves as Chairman of the Audit Committee. The primary responsibilities of the Audit Committee are, as set forth in its charter, to oversee and monitor: the accounting and financial reporting and practices of each Trust; internal audit controls and procedures relating to financial reporting; the Trusts' independent public accountants, including their qualifications, independence and performance (including the fees charged by accountants); the integrity, quality and objectivity of the financial statements of each Trust; and the process for reviewing the integrity and soundness of each Trust's internal controls relating to financial reporting. The Audit Committee met four times during Capital Appreciation's and Series' respective last fiscal year, and four times during Growth and Income's and Income's last fiscal year.

COMPLIANCE COMMITTEE

      Each Trust also has a Compliance Committee, consisting of Ms. Talbot and Messrs. Graham and Phillips, each of whom is an Independent Trustee. Ms. Talbot serves as Chairwoman of the Compliance Committee. The primary responsibilities of the Compliance Committee are to oversee each Trust's compliance with all regulatory obligations arising under the applicable federal securities law, rules and regulations and oversee management's implementation and enforcement of each Trust's compliance policies and procedures. The Compliance Committee met four times during each Trust's last fiscal year.

QUALIFIED LEGAL COMPLIANCE COMMITTEE

      Each Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Meurer and Pappas and Ms. Talbot, each of whom is an Independent Trustee. The primary responsibility of each Trust's Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by any of the Trusts or by any officer, director, employee, or agent of any of the Trusts. The Qualified Legal Compliance Committee did not meet during the Trusts' last fiscal year.

                  REQUIRED VOTE AND RECOMMENDATION OF THE BOARD

      Election of each Nominee as a Trustee requires the vote of a plurality of the votes cast at the Meeting in person or by proxy by all shares of such Trust, provided that a quorum is present. Shareholders who vote FOR Proposal 1 will vote FOR each Nominee. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO ON THE PROXY CARD.

      The Board unanimously recommends that shareholders vote "FOR" the election of each Nominee as set forth in Proposal 1.

                       ___________________________________


      PROPOSAL 2: RE-CLASSIFY THE INVESTMENT OBJECTIVES AS NON-FUNDAMENTAL

                               FUNDS AFFECTED: ALL
                       ___________________________________

                                  INTRODUCTION

      Each Fund's investment objective currently is a fundamental investment objective. This means that the Fund would need to obtain shareholder approval each time it determined that a change in its investment objective is necessary. Under the 1940 Act, there is no requirement that a Fund's investment objective be classified as fundamental. Accordingly, at its August 15, 2006 meeting, the Board approved the re-classification of each Fund's investment objective as non-fundamental, subject to shareholder approval.

                            WHAT YOU SHOULD CONSIDER

        The Proposal to reclassify each Fund's investment objective as non-fundamental is consistent with the changes proposed below, which are intended to make each Fund operate more effectively. The proposed reclassifications would give the Board the flexibility to revise a Fund's investment objective to respond to changed market conditions or other circumstances in a timely manner without the delay and expense of obtaining a shareholder vote. If reclassified as a non-fundamental investment objective, the Board may change a Fund's investment objective in the future without shareholder approval. The proposed reclassification also will facilitate Heritage's ability to select and engage new subadvisers under circumstances when, for example, a subadviser change would be advantageous for a Fund but the proposed new subadviser has an investment approach that differs sufficiently from that of the Fund's existing subadviser to make appropriate a change in the Fund's stated investment objective. If a Fund materially changes its investment objective, the Fund will inform shareholders.

                  REQUIRED VOTE AND RECOMMENDATION OF THE BOARD

      Approval of Proposal 2 with respect to each Fund requires an affirmative 1940 Act Majority of all shares of such Fund.

                          ____________________________

                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                                "FOR" PROPOSAL 2.
                          ____________________________


                       ___________________________________


        PROPOSAL 3: MODERNIZE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS

                    FUNDS AFFECTED: ALL FUNDS AS NOTED BELOW
                       ___________________________________


                      ABOUT THE FUNDS' INVESTMENT POLICIES

      The Funds have adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Restrictions and policies that the Funds have not designated as being fundamental are considered to be non-fundamental and may be changed by the Board without shareholder approval. All mutual funds are required to adopt fundamental policies with respect to a limited number of matters.

                   MODERNIZING THE FUNDS' INVESTMENT POLICIES

      The Board, together with Heritage, has reviewed the Funds' current fundamental restrictions and has concluded that certain restrictions should be modified or eliminated based on the development of new practices and changes in applicable law and to facilitate administration of the Funds. Over time, the Funds have adopted fundamental restrictions to reflect certain regulatory, business or industry conditions. Changes in applicable law now permit investment companies like the Funds to eliminate certain of these restrictions. Some of the Funds' current restrictions may also limit a Fund from investing in a security that is both consistent with its investment objective and considered by the portfolio manager to be a good investment for such Fund.

      The revised restrictions maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made to simplify the language of the restriction or standardize the language among the Funds. The proposed modifications are expected to facilitate the management of the Funds' assets and simplify the process of monitoring compliance with investment restrictions. With this proposal, the Board intends to provide the Funds with a set of investment restrictions that reflect the current legal and investment environments, and will not unnecessarily restrict the Funds' investments.

                 NO CHANGE TO YOUR FUNDS' INVESTMENT OBJECTIVES

      The revised restrictions do not affect the investment objectives of the Funds, which remain unchanged, except with the proposed re-classification discussed previously. The revised restrictions may give the Funds an increased ability to engage in certain activities. However, the proposed modifications are not expected to materially affect the manner in which the Funds are managed, the investment program of the Funds or the investment performance of the Funds. The Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in the Funds, except where indicated below.

                            WHAT YOU SHOULD CONSIDER

      You are being asked to vote on the changes recommended by the Board because the restrictions are fundamental and may be changed only with shareholder approval, as required by the 1940 Act. The Board expects that you will benefit from the proposed changes to your Fund's fundamental investment restrictions in several ways, including:

      o The proposed changes expand the range of investment opportunities and techniques available to manage the Fund's portfolio.

      o The Board will have additional flexibility to respond more quickly to new developments and changing trends in the marketplace when it determines that a response is both appropriate and prudent.

      o By minimizing the number of policies that can be changed only by shareholder vote, the Board will have greater flexibility to modify policies of the Fund, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with holding a shareholder meeting when making changes to investment policies that, at a future time, the Board considers to be in the best interests of the Fund.

      o The proposed changes to the Fund's investment restrictions are designed to produce a clearer, more concise and streamlined set of restrictions, which also will facilitate the compliance efforts of the Fund.

      A.    TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON BORROWING.
            -------------------------------------------------------------

            FUNDS AFFECTED: ALL

      If shareholders approve Proposal 3, the Funds' current fundamental investment restriction on borrowing, set forth in Exhibit __ to this Proxy Statement, would be modified to read as follows:

      "The  Fund  may  not borrow money, except to the extent permitted by
      the  1940  Act,  the   rules  and  regulations  thereunder  and  any
      applicable exemptive relief."

      DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may borrow money. Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33 1/3% of its total assets. Currently, however, the Funds have different restrictions applicable to borrowing as described in the chart in Exhibit __. For example, each Fund, except Capital Appreciation, Core Equity and High Yield, limit additional investments when borrowing to only 5% of the Fund's total assets. Growth and Income and International Equity also have aggregate restrictions of 15% and 10% of each Fund's respective total assets. The excepted Funds do not have any such stated limitations. The current restriction also provides that certain Funds may borrow only from banks and invest in reverse repurchase agreements, which involve the sale of securities held by a fund pursuant to the fund's agreement to repurchase the securities at an agreed upon date and price, which typically reflects the current market rate of interest. In addition, Core Equity exempts certain derivative instruments from the borrowing limits.

      The proposed modifications would permit borrowing to the extent permitted under the 1940 Act, including any exemptive relief uniformly among each Fund. Under the 1940 Act, a fund may borrow from banks, provided that the net assets of the fund plus the amount of all borrowings is no less than 300% of the amount of such borrowings. The fund is required to be able to restore asset coverage within three days, if it should decline to less than 300%. In addition, the 1940 Act permits a fund to borrow, on a temporary basis, up to 5% of its assets from non-banks.

      Each of the Funds is already permitted to borrow under its current restrictions, and is thus currently subject to risks associated with borrowing. Nonetheless, if this expanded authority were exercised, each Fund would be subject to a greater degree of risk associated with borrowing, including the risks of leveraging. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

      B.    TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON COMMODITIES.
            ---------------------------------------------------------------

            FUNDS AFFECTED: ALL

      If shareholders approve Proposal 3, the Funds' current fundamental investment restriction on investments in commodities, set forth in Exhibit __ to this Proxy Statement, would be modified to read as follows:

      "The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities."

      DISCUSSION OF PROPOSED MODIFICATIONS. The Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of commodities. Each Fund's current restriction generally prohibits the purchase or sale of commodities as noted in the chart in Exhibit __. Certain of the Fund's restrictions provide for specific exceptions to this restriction. In addition, the current restriction also includes prohibitions on investments in oil, gas or other mineral programs for each Fund, except Diversified Growth.

      The proposed modifications would clarify the types of commodity and derivative transactions that are permissible uniformly among each Fund. If this authority were exercised, however, the Funds would be subject to risks associated with financial futures contracts, which entail leverage risks and the risk that a Fund portfolio's position in a futures contract may be illiquid at certain times. In addition, to the extent that each Fund would potentially make equity investments in companies in the real estate, precious metals and natural resources industries, it may be subject to risks relating to these commodities. These risks include international political and economic developments, inflation, and other factors. A Fund's portfolio securities may experience substantial price fluctuations as a result of these factors.

      C.    TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON CONCENTRATION.
            -----------------------------------------------------------------

            FUNDS AFFECTED: ALL

      If shareholders approve Proposal 3, the Funds' current fundamental investment restriction on concentration, set forth in Exhibit __ to this Proxy Statement, would be modified to read as follows:

      "Except for any Fund that is `concentrated' in an industry or group of industries within the meaning of the 1940 Act, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."

      DISCUSSION OF PROPOSED MODIFICATIONS. The Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may concentrate investments in a particular industry or group of industries. As noted in the chart in Exhibit __, the Funds' current restriction on concentration generally prohibits the purchase of any security if, as a result, 25% or more of a Fund's assets would be invested in issuers in a single industry. The Funds' current restriction also makes an exception for securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities. There are no material differences among the current restriction and the proposed new restriction.

      The proposed modifications would clarify that the restriction would not apply to any Fund that is "concentrated" in an industry or group of industries within the meaning of the 1940 Act. Currently, there are no such Funds in the complex.

      D.    TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON DIVERSIFICATION.
            -------------------------------------------------------------------

            FUNDS AFFECTED:  ALL

      If shareholders approve Proposal 3, the Funds' current fundamental investment restriction on diversification, set forth in Exhibit __ to this Proxy Statement, would be modified to read as follows:

      "Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer."

      DISCUSSION OF PROPOSED MODIFICATIONS. The Act requires every mutual fund to state whether it is diversified or non-diversified. Each Fund has elected to be classified as a diversified fund. This means that its assets are subject to stricter limits on the amount of assets that can be invested in any one issuer. The proposed modifications reflect the current diversification requirements of the 1940 Act. As noted in the chart in Exhibit __, the current restrictions for Capital Appreciation and High Yield apply the 5% test to all the assets of the Funds. The proposed modifications are intended to apply the diversification test uniformly to 75% of the Fund's total assets based on the current standards of the 1940 Act.

      E.    TO MODIFY  THE   FUNDAMENTAL  INVESTMENT   RESTRICTION  ON    LOANS,
            --------------------------------------------------------------------
            REPURCHASE AGREEMENTS AND LOANS OF PORTFOLIO SECURITIES.
            -------------------------------------------------------

            FUNDS AFFECTED:  ALL

      If shareholders approve Proposal 3, the Funds' current fundamental investment restriction on loans, set forth in Exhibit __ to this Proxy Statement, would be modified to read as follows:

      "The Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

      DISCUSSION OF PROPOSED MODIFICATIONS. The Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may lend. The Funds' current restriction prohibits loans, except in certain circumstances as noted in the chart in Exhibit __. Each Fund, except Growth and Income and High Yield, currently may purchase an issue of publicly distributed notes, bonds or other debt. Growth and Income and High Yield may purchase both publicly issued and privately placed securities. Each Fund also specifically exempts repurchase agreements and certain Funds place percentage limitations on the amount of any portfolio loans. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller at an agreed upon date, at a price that generally depends on current interest rates. The Act treats these agreements as loans.

        The proposed modifications would allow each Fund to lend to the extent permitted under the 1940 Act. Each of the Funds is already permitted to lend its portfolio securities under its current restrictions, and is thus currently subject to risks associated with securities lending. The risks include the risk of loss arising from the investment of collateral and/or the failure of a borrower to return the borrowed securities at the end of the loan.

      F.    TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON REAL ESTATE.
            ---------------------------------------------------------------

            FUNDS AFFECTED: ALL

      If  shareholders  approve  Proposal   3,  the  Funds'  current fundamental
investment restriction on investing in real estate, set forth in Exhibit __ to this Proxy Statement, would be

      "The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate."

      DISCUSSION OF PROPOSED MODIFICATIONS. The Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. The Funds' current restriction generally prohibits investments in real estate, except under certain circumstances as noted in the chart in Exhibit __. These exceptions include investments in securities issued by companies that invest in or sponsor such interests and securities secured by interests in real estate. Further, Growth and Income and International Equity Fund may invest in real estate limited partnerships. The proposed modifications would prohibit investments in real estate uniformly for each Fund, unless such securities are directly or indirectly secured by real estate or issued by issuers that invest in real estate.

      G.    TO  MODIFY  THE  FUNDAMENTAL  INVESTMENT   RESTRICTION   ON   SENIOR
            --------------------------------------------------------------------
            SECURITIES.
            ----------

            FUNDS AFFECTED:  ALL

      If shareholders approve Proposal 3, the current fundamental investment restriction on senior securities set forth in Exhibit __ to this Proxy Statement, would be modified to read as follows:

      "The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

      DISCUSSION OF PROPOSED MODIFICATIONS. The Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may issue "senior securities." The term "senior securities" generally refers to evidence of indebtedness of fund obligations that have a priority over a fund's common stock with respect to the distribution of fund assets or the payment of dividends. Section 18 (f) (1) of the 1940 Act prohibits every mutual fund from issuing any senior securities except for bank borrowings (which meet the 300% coverage test discussed above in Proposal 3-A). The rules adopted by the SEC also permit a fund to issue multiple classes of shares to be used in different distribution channels each of which may be subject to different expenses and, therefore, may pay different dividends.

      The staff of the SEC has articulated certain guidelines under which it will not treat certain leveraged transactions as senior securities. These transactions include: reverse repurchase agreements, purchasing "when issued" securities, selling securities short, buying and selling financial futures contracts and selling put and call options. The SEC will not treat any of these as senior securities provided the transaction is "covered" to limit the potential leverage. Funds generally can cover its risk either by being "long" with respect to the instrument underlying the transaction or by segregating or earmarking on its books and records liquid securities equal in value to the fund's potential exposure.

      The Funds' current restriction prohibits the issuance of senior securities, except to the extent permitted by the Fund's investment objective, policies and investment limitations of the Fund. In addition, Growth and Income may purchase and sell call options and forward contracts, while Diversified Growth may engage in forward currency contracts or other financial instruments.

      The proposed modifications would permit each Fund to issue senior securities to the extent permitted by the 1940 Act, the rules and regulations thereunder and applicable exemptive relief. Together with the restriction on borrowing, the restriction proposed here would make clear that the Funds can take full advantage of the latitude allowed by the 1940 Act in this area. If the authority under the proposed restriction were exercised, each Fund would be subject to a greater degree of risk associated with issuing senior securities, such as risks associated with borrowing, as stated in Proposal 3.

      H.    TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON UNDERWRITING.
            ----------------------------------------------------------------

            FUNDS AFFECTED: ALL

      If shareholders approve Proposal 3, the Funds' current fundamental investment restriction on underwriting, set forth in Exhibit __ to this Proxy Statement, would be modified to read as follows:


      "The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies."

      DISCUSSION OF PROPOSED MODIFICATIONS. The Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the business of underwriting securities issued by other persons. This requirement is in recognition of the fact that the business of purchasing securities for the purpose of engaging in a distribution of the securities to the public (i.e., the business of underwriting securities) involves significantly different risks than the business of purchasing and subsequently selling securities as part of the business of investing in securities. Under the Federal securities laws, the term "underwriting" is construed broadly and could include the purchase and resale of securities by a fund in circumstances in which such securities were not registered under the Federal securities laws when initially purchased by the fund. Similarly, in circumstances in which a fund invests a substantial portion of its assets in the securities of one or more other investment companies, the fund might be deemed to be an underwriter of the securities of the other investment companies.

      The Funds' current restriction generally states that the Funds may not underwrite any issue of securities. Growth and Income and International Equity provide an exception to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities. The exception in the restriction refers to a technical provision of the Securities Act of 1933, as amended, which deems certain persons to be "underwriters" if they purchase a security from the issuer and later sell it to the public. Although none of the Funds purchases securities with a view towards distribution of such securities, a Fund may from time to time purchase and resell "restricted" securities or invest in shares of other investment companies. The proposed changes to each Fund's investment restriction on underwriting securities of others, as set forth in Exhibit __, is intended to clarify that such activities will not violate the Fund's fundamental restriction prohibiting the Fund from engaging in the business of underwriting the securities issued by another person.

      I.    TO ELIMINATE THE FUNDAMENTAL  INVESTMENT  RESTRICTION ON INVESTMENTS
            --------------------------------------------------------------------
            IN OIL, GAS AND OTHER MINERAL PROGRAMS.
            --------------------------------------

            FUNDS  AFFECTED:CAPITAL  APPRECIATION,  CORE  EQUITY,  GROWTH  AND
                            INCOME, HIGH YIELD, INTERNATIONAL  EQUITY  AND SMALL
                            CAP

      If shareholders approve Proposal 3, the current fundamental investment restriction for Capital Appreciation, Core Equity, Growth and Income, High Yield, International Equity and Small Cap on investing in oil, gas or other mineral programs, set forth in Exhibit __ to this Proxy Statement, would be eliminated.

      DISCUSSION OF PROPOSED MODIFICATIONS. There is no federal requirement that the Funds have an affirmative restriction on this subject. Moreover, there is no requirement that any restriction that they do have regarding these investments be categorized as fundamental. The fundamental policy was derived from state laws that have been preempted by amendments of federal securities laws. In order to maximize each Fund's investment flexibility, this restriction should be eliminated.

      J.    TO  ELIMINATE  THE  FUNDAMENTAL  INVESTMENT  RESTRICTION  ON  MARGIN
            --------------------------------------------------------------------
            PURCHASES.
            ---------

            FUNDS AFFECTED:   GROWTH  AND  INCOME,  HIGH YIELD AND INTERNATIONAL
                              EQUITY

      If shareholders approve Proposal 3, the current fundamental investment restriction for Growth and Income, High Yield and International Equity on margin purchases, set forth in Exhibit __ to this Proxy Statement, would be eliminated.

      DISCUSSION OF PROPOSED MODIFICATIONS. There is no federal requirement that the Funds have an affirmative restriction on this subject. Moreover, there is no requirement that any restriction that they do have regarding these investments be categorized as fundamental. The fundamental policy was derived from state laws that have been preempted by amendments of federal securities laws. In order to maximize the Fund's investment flexibility, this restriction should be eliminated.

      K.    TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION ON SHORT SALES.
            ------------------------------------------------------------------

            FUNDS AFFECTED:  HIGH YIELD AND INTERNATIONAL EQUITY

      If shareholders approve Proposal 3, the current fundamental investment restriction for High Yield and International Equity on short sales, set forth in Exhibit __ to this Proxy Statement, would be eliminated.

      DISCUSSION OF PROPOSED MODIFICATIONS. There is no federal requirement that the Funds have an affirmative restriction on this subject. Moreover, there is no requirement that any restriction that they do have regarding these investments be categorized as fundamental. The fundamental policy was derived from state laws that have been preempted by amendments of federal securities laws. In order to maximize each Fund's investment flexibility, this restriction should be eliminated.

      L.    TO ELIMINATE THE  FUNDAMENTAL  INVESTMENT  RESTRICTION ON AFFILIATED
            --------------------------------------------------------------------
            TRANSACTIONS.
            ------------

            FUNDS AFFECTED:  HIGH YIELD

      If shareholders approve Proposal 3, the current fundamental investment restriction for High Yield on affiliated transactions, set forth in Exhibit __ to this Proxy Statement, would be eliminated.

      DISCUSSION OF PROPOSED MODIFICATIONS. There is no federal requirement that the Funds have an affirmative restriction on this subject. Moreover, there is no requirement that any restriction that they do have regarding these investments be categorized as fundamental. The fundamental policy is not necessary since affiliated transactions are governed under Section 17 of the 1940 Act. In order to maximize the Fund's investment flexibility consistent with applicable regulations on affiliated transactions, this restriction should be eliminated.

      REQUIRED VOTE. Approval of Proposal 3 requires an affirmative 1940 Act Majority of all shares of High Yield.

                          ____________________________

                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                                "FOR" PROPOSAL 3
                          ____________________________

                       ___________________________________


                PROPOSAL 4: APPROVE INVESTMENT ADVISORY AGREEMENT


                               FUNDS AFFECTED: ALL
                       ___________________________________


                                  INTRODUCTION

      Each Trust presently has agreements with Heritage that cover both advisory and administrative services provided by Heritage (collectively, the "Current Agreements"). Management proposed to the Board at a meeting held on August 15, 2006 to separate Heritage's obligations to provide advisory services and administrative services to the Funds into two different agreements. This move will allow Heritage to allocate its management fees for each Fund between advisory and administrative services. Accordingly, at its meeting, the Board approved a new advisory agreement for all Funds (the "New Agreement"), which is attached as Exhibit __. The Board also approved a separate administrative services agreement, which you are not required to approve.

      The New Agreement consolidates and standardizes the Current Agreements into a single contractual arrangement among the Funds and Heritage. The New Agreement also modernizes and updates the provisions and terms of the Current Agreements, which were adopted originally more than ten years ago.

                             THE CURRENT AGREEMENTS

      Heritage currently serves as the investment adviser and administrator under the Current Agreements. Under the Current Agreements, Heritage provides a continuous investment program for each Fund, including performing investment research, determining what securities to purchase or sell for a Fund, placing orders or delegating such duties to the Fund's investment subadviser. In addition, Heritage provides administrative services, including supervising the operations of each Trust, investigating and selecting necessary service companies to the Funds, performing clerical services, maintaining books and records, providing office services and responding to shareholder inquiries. The services provided by Heritage are not exclusive and Heritage is free to furnish similar services to others. The Current Agreements initially were approved by the Board for a term of two years and have been approved annually thereafter in accordance with the 1940 Act. The Board, including the Independent Trustees, last approved the Current Agreements on August 15, 2006. Information concerning the Current Agreements and compensation to Heritage are listed in the table in Exhibit __.

                               THE NEW AGREEMENT

      The terms of the New Agreement are similar to the terms of the Current Agreements, except with respect to the transfer of administrative services provided by Heritage into a separate agreement and as noted below. The New Agreement, in contrast to the Current Agreements, also:

      o makes Heritage responsible for preserving the confidentiality of information concerning the holdings, transactions and business activities of the Funds in accordance with applicable laws;

      o permits Heritage to exercise all rights of shareholders, including but not limited to proxy voting, converting, tendering, exchanging or redeeming securities, acting as claimant in class action litigation, responding to all legal and regulatory inquiries and carrying out rights in bankruptcy or reorganization matters;

      o     clarifies that Heritage is responsible  for effecting Fund portfolio
            transactions   and   selecting   broker-dealers   to  execute   such
            transactions;

      o requires Heritage to maintain a compliance program, including providing the Funds' Chief Compliance Officer with periodic reports on compliance with applicable federal securities laws;

      o explains that the delegation of certain services to third-parties does not reduce Heritage's responsibilities and obligations;

      o conforms the Trusts', Funds' and shareholders' liability to the limitation of liability as specified in the Trusts' organizational documents, including that Heritage may not seek to satisfy Trust or Fund obligations from shareholders or Trustees;

      o clarifies that the New Agreement is effective for two years from the date noted in the agreement and for successive twelve month periods thereafter, if the continuance of the agreement is approved under applicable law;

      o clarifies that the New Agreement may be terminated without penalty and with respect to a given Fund without affecting the validity of the agreement for any other Fund;

      o provides the Board with the ability to amend the New Agreement without shareholder approval;

      o requires Heritage to maintain all accounts, books and records under applicable federal law; and

      o adds a provision limiting Heritage's liability in case of emergency, disaster or circumstances beyond its control.

      Both the Current Agreements and New Advisory Agreement provide that Heritage is responsible for supervising and managing each Fund's investments and effecting each Fund's portfolio transactions. Other than noted above, both agreements maintain the same standard of care and indemnification provisions. In addition, the compensation for advisory services under both agreements remains the same, in that once the administrative services fee rate portion of the management fee has been deducted, the advisory fee rate for each Fund remains unchanged.

                             INFORMATION ON HERITAGE

      Heritage, a wholly owned subsidiary of RJF, serves as investment adviser and administrator for each Fund. Heritage manages, supervises and conducts the business and administrative affairs of the Funds and other Heritage mutual funds with net assets totaling approximately more than $9 billion as of August 31, 2006. Exhibit __ provides information on the principal executive officers and directors of Heritage.

                         BOARD APPROVAL OF NEW AGREEMENT

      At a meeting held on August 15, 2006, the Board, including the Independent Trustees, approved the New Agreement with Heritage. The Board considered that the nature of the investment advisory services to be provided by Heritage under the New Agreement is similar to what has been provided previously to each Fund under the Current Agreements by Heritage. In addition, the Board noted that the extent and quality of the investment advisory services to be provided for each Fund would not diminish under the New Agreement. The Board recognized that the only material difference from the New Agreement and the Current Agreements is the separation of the administrative services into a stand-alone agreement. Heritage represented to the Board that it will continue to provide the same level of administrative services pursuant to a separate administration agreement with the Funds. In this regard, the Board evaluated the potential benefits from including the administrative services in a separate agreement. These benefits include the flexibility to offer a range of Fund classes targeted to different investors, which may result in attracting additional assets to the Funds. The Board considered that the other changes included in the New Agreement, which are discussed above, are reasonable modifications or otherwise formalize existing practices of Heritage, such as requiring Heritage to maintain a compliance program.

      The Board also considered that the investment advisory fees under the New Agreement would not change and that Heritage would continue to maintain its contractual expense limitations for each Fund's 2007 fiscal year (except Mid
Cap).

      Based on the similarities between the New Agreement and Current Agreements and considering Heritage has been the investment adviser to each Fund since its inception, the Board relied on information related to its consideration with the annual renewals of the Current Agreements. These considerations are discussed in Exhibit __.



                    REQUIRED VOTE AND BOARD'S RECOMMENDATION

      Approval of Proposal 4 requires an affirmative 1940 Act Majority of all shares of each Fund.
                          ____________________________

                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                                "FOR" PROPOSAL 4
                          ____________________________

                       ___________________________________


                   PROPOSAL 5: APPROVE SUBADVISORY AGREEMENTS

                FUNDS AFFECTED: CAPITAL APPRECIATION, GROWTH AND
                    INCOME, CORE EQUITY, DIVERSIFIED GROWTH,
                              MID CAP AND SMALL CAP
                       ___________________________________


                                  INTRODUCTION

      At its Meeting on August 15, 2006, the Board approved new subadvisory agreements between: (1) Heritage and GSAM with respect to Capital Appreciation ("New GSAM Agreement"); (2) Heritage and Eagle with respect to Capital Appreciation, Growth and Income, Core Equity, Diversified Growth, Mid Cap, and Small Cap ("New Eagle Agreements"); and (3) Heritage and Awad with respect to Small Cap ("New Awad Agreement"). The New GSAM Agreement, New Eagle Agreements and New Awad Agreement are collectively referred to as the "New Subadvisory Agreements." Forms of the New Subadvisory Agreements are included in Exhibit __ to Exhibit __.

      GSAM, Eagle and Awad currently subadvises the Funds noted above pursuant to existing subadvisory agreements with Heritage ("Current GSAM Agreement," "Current Eagle Agreements" and "Current Awad Agreement," respectively and collectively, the "Current Subadvisory Agreements"). The Current Subadvisory Agreements are substantially similar to the New Subadvisory Agreements, except with respect to the date of execution and the elimination of a technical provision as discussed below.

      Shareholders are being asked to approve the New Subadvisory Agreements due to a technical provision in the each Current Subadvisory Agreement, which results in the automatic termination of the Current Subadvisory Agreement upon the termination of the current investment advisory agreement with Heritage. As discussed previously, Heritage's Current Agreement will terminate upon shareholder approval of the New Agreement (Proposal 4). If Proposal 4 is not approved, then shareholders will not be asked to approve the New Subadvisory Agreements. The approval of any one New Subadvisory Agreement is not contingent on the approval of any other New Subadvisory Agreement.

            COMPARISON OF THE CURRENT AND NEW SUBADVISORY AGREEMENTS

      The terms of the Current and New Subadvisory  Agreements are substantially
similar.   A  description  of  the  material  terms  follows  and  the  material differences are noted below.

      FEES. Under each New Subadvisory Agreement, Heritage is responsible for paying the subadviser a subadvisory fee. The rates of compensation, which are listed in each applicable proposal below, are identical under both the Current and New Subadvisory Agreements.

      SERVICES. Under each New Subadvisory Agreement, the subadviser, subject to the supervision of Heritage and the Board, is responsible for making investment decisions and placing orders for the purchase and sale of Fund portfolio securities. Each subadviser also provides the portfolio managers for its Fund(s) and compliance reports to Heritage and, as necessary, to the Board as required under the New Subadvisory Agreements. Each Current Subadvisory Agreement has the same provisions.

      LIABILITY. Under each New Subadvisory Agreement, the subadviser is not subject to any liability to Heritage, the applicable Fund or the Trustees, officers or shareholders for its acts or omissions unless that subadviser acted with willful misfeasance, gross negligence or reckless disregard or in bad faith. Each Current Subadvisory Agreement has the same provisions.

      AMENDMENTS. Each Current Subadvisory Agreement includes a provision that requires shareholder approval for amendments to the agreements. Each New Subadvisory Agreement will include a modified provision that requires shareholder approval of material amendments to the extent compelled by the 1940 Act.

      TERMINATION. Each New Subadvisory Agreement, if approved by shareholders, will terminate after two years from its initial effectiveness unless its continuance is specifically approved by a majority of the Independent Trustees of the Board. Each New Subadvisory Agreement also will terminate automatically in the event of its assignment as defined in the 1940 Act. Each Current Subadvisory Agreement has the same provisions.

      However, each Current Subadvisory Agreement includes a provision that states it automatically terminates if the investment advisory agreement with Heritage terminates for any reason. Each New Subadvisory Agreement will not include this provisions as they are not required under the 1940 Act and to reduce costs in case of future shareholder solicitations on this matter.

                  BOARD APPROVAL OF NEW SUBADVISORY AGREEMENTS

      The Board considered that the terms of each New Subadvisory Agreement are identical to each Current Subadvisory Agreement except as discussed above. The Board also noted that there is no change in the nature, extent and quality of services to be provided by GSAM, Eagle or Awad under the New Subadvisory Agreements. In addition, the Board relied on relevant information regarding GSAM, Eagle and Awad in its consideration of each Current Subadvisory Agreement with Heritage. These considerations are discussed in Exhibit __.

PROPOSAL NO. 5-A: TO APPROVE A SUBADVISORY AGREEMENT BETWEEN HERITAGE AND GSAM
                  ------------------------------------------------------------

      FUNDS TO WHICH THIS PROPOSAL APPLIES:  CAPITAL APPRECIATION

      If shareholders approve Proposal 5-A, the New GSAM Agreement will become effective. Under the New GSAM Agreement, Heritage will pay GSAM .25% of average daily net assets, which is identical to the fee paid under the Current GSAM Agreement.

                             INFORMATION ABOUT GSAM

      GSAM, 2502 Rocky Point Drive, Tampa, Florida serves as the subadviser to Capital Appreciation pursuant to the Current GSAM Agreement, which last was approved by the Board on August 15, 2006. As of June 30, 2006, GSAM, a business unit of the Investment Management Division and wholly-owned subsidiary of, Goldman, Sachs & Co., had approximately $549.4 billion of assets under management. Exhibit __ provides information on the principal executive officers and directors of GSAM.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

      Approval of Proposal 5-A requires an affirmative 1940 Act Majority of all shares of Capital Appreciation.
                          ____________________________

                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                               "FOR" PROPOSAL 5-A
                          ____________________________


PROPOSAL NO. 5-B: TO APPROVE A SUBADVISORY AGREEMENT BETWEEN HERITAGE AND EAGLE
                  -------------------------------------------------------------

      FUNDS TO WHICH THIS PROPOSAL APPLIES:   CAPITAL  APPRECIATION,  GROWTH AND
INCOME, CORE EQUITY, DIVERSIFIED GROWTH, MID CAP AND SMALL CAP

      Under the Current Eagle Agreements for Core Equity, Diversified Growth, Mid Cap and Small Cap, Heritage pays Eagle a subadvisory fee based on the level of assets in the Fund as noted in the table below. Under the Current Eagle Agreements for Capital Appreciation and Growth and Income, Heritage pays Eagle a subadvisory fee equal to 1/2 of Heritage's management fee, which is set forth in the table below.

----------------------------------------------------------------------------
             FUND                      CURRENT SUBADVISORY AGREEMENTS
             ----                      ------------------------------
----------------------------------------------------------------------------
Capital Appreciation                $0 to $1 billion -              0.375%
                                    Over $ 1 billion -              0.35%
----------------------------------------------------------------------------
Growth and Income                   $0 to $100 million -            0.75%
                                    $100 million to $500 million -  0.60%
                                    Over $500 million -             0.55%
----------------------------------------------------------------------------
 Core Equity                        All Assets                      0.375%
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Diversified Growth, Mid Cap, Small  $0 to $500 million -            0.375%
Cap                                 $500 million to $1 billion -    0.35%
                                    Over $1 billion -               0.325%
----------------------------------------------------------------------------

      Heritage's management fee includes a combined fee for both administrative and advisory services as discussed in Proposal 4. The administrative services provided under the Current Agreements with Heritage, however, are being moved into a new separate agreement. Thus, the advisory fee paid to Heritage under the New Agreement will be less than the advisory portion of the current combined fee paid to Heritage under the Current Agreement.

      Under the New Eagle Agreement for Capital Appreciation and Growth and Income, Eagle will receive the same amounts as under the Current Eagle Agreements for these Funds regardless of the advisory fees paid to Heritage under the New Agreement. Eagle's fee will be paid directly by Heritage and not the Funds. Shareholders will not pay higher advisory fees. With respect to the other Funds subadvised by Eagle, Heritage will pay Eagle the same amount as under the Current Eagle Agreements for these Funds. If shareholders approve Proposal 5-B, the New Eagle Agreements will become effective.

                             INFORMATION ABOUT EAGLE

      Eagle, 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as the subadviser to Capital Appreciation, Core Equity, Diversified Growth, Mid Cap and Small Cap pursuant to the Current Eagle Agreement, which last was approved by the Board on August 15, 2006. Heritage has not allocated any assets of Capital Appreciation or Growth and Income to Eagle. As of August 31, 2006, Eagle had approximately $12.5 billion of assets under management. Eagle is a wholly owned subsidiary of RJF. Exhibit __ provides information on the principal executive officers and directors of Eagle. Exhibit __ provides information on similar mutual funds managed by Eagle.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

      Approval of Proposal 5-B requires an affirmative 1940 Act Majority of all shares of each applicable Fund.
                          ____________________________

                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                               "FOR" PROPOSAL 5-B
                          ____________________________


PROPOSAL NO. 5-C: TO APPROVE A SUBADVISORY AGREEMENT BETWEEN HERITAGE AND AWAD
                  ------------------------------------------------------------

      FUND TO WHICH THIS PROPOSAL APPLIES:  SMALL CAP STOCK

      If shareholders approve Proposal 5-C, the New Awad Agreement will become effective. Under the New Awad Agreement, Heritage will pay Awad .375% of average daily net assets on the first $500 million, .35% on the next $500 million and .325% on assets above $1 billion, which is identical to the fee paid under the Current Awad Agreement.

                             INFORMATION ABOUT AWAD

      Awad, 250 Park Avenue, New York, New York 10177, is a wholly owned subsidiary of RJF. As of August 31, 2006, Awad had approximately $1 billion of assets under management. Awad is owned 75% by RJF and 25% by James Awad. Exhibit __ provides information on the principal executive officers and directors of Awad.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

      Approval of Proposal 5-C requires an affirmative 1940 Act Majority of all shares of Small Cap.
                          ____________________________

                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                               "FOR" PROPOSAL 5-C
                          ____________________________


                       ___________________________________


                PROPOSAL 6: APPROVE MANAGER OF MANAGERS STRUCTURE

            FUNDS AFFECTED: CAPITAL APPRECIATION, MID CAP, SMALL CAP
                       ___________________________________


                                  INTRODUCTION

      Currently, Heritage serves as the investment adviser to Capital Appreciation, Mid Cap and Small Cap. Heritage has delegated the day-to-day management of each of these Funds to a subadviser as noted in the table below. As such, Heritage does not make the day-to-day investment decisions for those Funds. Instead, Heritage oversees the investment process and subadviser of each Fund, establishes an investment program for each Fund and selects, compensates and evaluates each Fund's subadvisers. The subadvisers, in turn, make the day-to-day investment decisions for their relevant Fund. The current subadvisers for these Funds are:

                -----------------------------------------------
                      FUND            INVESTMENT SUBADVISER(S)
                -----------------------------------------------
                Capital Appreciation       Eagle*, GSAM
                -----------------------------------------------
                     Mid Cap                   Eagle
                -----------------------------------------------
                    Small Cap               Awad, Eagle
                -----------------------------------------------
             * Heritage currently has not allocated any assets to Eagle.

      Federal securities law generally requires that the shareholders of a Fund approve its subadvisory agreement(s) and any amendments thereto. Thus, when a new subadviser is retained on behalf of the Fund, shareholders typically are required to approve the subadvisory agreement. Similarly, if an existing subadvisory agreement is amended in any material respect (such as an increase in the fee paid by Heritage - not by the Fund - to the subadviser), shareholder approval is required. In addition, shareholder approval typically is required in order to re-appoint a subadviser when there is a change in control of the Fund's subadviser. In all of these cases, in order to obtain shareholder approval, a Fund must call and conduct a shareholders' meeting, prepare and distribute proxy materials, and solicit votes from Fund shareholders. The process can be costly and time-consuming.

      Each Fund received an order from the SEC on November 21, 2001, exempting each Fund from the requirement described in the previous paragraph ("SEC Order"). The SEC Order permits each Fund, without the prior approval of shareholders, to hire new subadvisers, to rehire existing subadvisers that have experienced a change in control and to modify subadvisory agreements except with respect to affiliates. By eliminating shareholder approval in these matters, a Fund would have greater flexibility in selecting and re-appointing investment subadvisers and would save the considerable expenses involved in soliciting shareholder proxies and conducting shareholder meetings. Changes in subadvisory arrangements would still require Board approval and may be subject to certain other conditions, as discussed below.

      The Board and Heritage hereby seek shareholder approval of this proposed arrangement for approval of subadvisory agreements. If Proposal 4 is not approved by shareholders, shareholder approval of subadvisory agreements and amendments thereto will continue to be required. If Proposal 6 is approved by Fund shareholders, the Proposal will be effective immediately.

      COMPARISON OF PRESENT AND PROPOSED SELECTION PROCESS FOR SUBADVISERS

      Under both the current process for approval of subadvisory agreements and under the proposed process, any change in a subadvisory agreement requires approval by the Board. In considering whether to appoint a subadviser, the Board will analyze the factors it considers relevant, including the nature, quality and scope of services provided by a subadviser to investment companies comparable to a Fund. The Board will review the ability of the subadviser to provide its services to a Fund, as well as its personnel, operations, financial condition or any other factor that would affect the provision of those services. The Board will examine the performance of the subadviser with respect to compliance and regulatory matters over the past fiscal year. It will review the subadviser's investment performance with respect to accounts that are comparable. Finally, the Board will consider other factors that it considers relevant to the subadviser's performance as an investment adviser. The Board believes that this review process provides appropriate shareholder protection in the selection of subadvisers.

      Under the current process for approval of subadvisory agreements, in addition to Board approval, shareholders must approve any change in subadvisory agreements. More particularly, a subadvisory agreement must receive an affirmative 1940 Act Majority of all shares of a Fund. Such shareholder approval would be eliminated for Capital Appreciation, Mid Cap and Small Cap under the proposed process for approval of subadvisory agreements.

      The SEC Order authorizing the proposed process for approval of subadvisory agreements is subject to various conditions, including the following:

      1. The operation of a Fund as described above must be approved by holders of a 1940 Act Majority of all shares of that Fund.

      2. A Fund must disclose in its prospectus the existence, substance and effect of the SEC Order. In addition, a Fund must hold itself out to the public as employing the management structure described above. The Fund's prospectus must prominently disclose that Heritage has the ultimate responsibility (subject to oversight by the Board) to oversee subadvisers and recommend their hiring, termination and replacement.

      3. Heritage must provide general management services to a Fund, including overall supervisory responsibility for the general management and investment of the Fund's assets and, subject to the review and approval of the Board, must: (a) set the Fund's overall investment strategies; (b) evaluate, select and recommend subadvisers; (c) allocate and, when appropriate, reallocate the Fund's assets among subadvisers in those cases where the Fund has more than one subadviser; (d) monitor and evaluate the investment performance of the subadvisers; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with a Fund's investment objectives, policies and restrictions.

      4. At all times, each Trust's Board must be comprised of a majority of Independent Trustees, and the nomination of new or additional Independent Trustees must be placed within the discretion of the then existing Independent Trustees.

      5. Heritage must not enter into a subadvisory agreement with any affiliated subadviser without the approval of the Fund shareholders of such agreement, including the compensation to be paid thereunder.

      6. When an affiliated subadviser is being proposed for a Fund, the Board, including a majority of the Independent Trustees, must find, and be reflected in the Board minutes of the Trust, that such change is in the best interest of the Fund and its shareholders and does not involve a conflict of interest from which Heritage or affiliated subadviser derives an inappropriate advantage.

      7. No Trustee or officer of a Fund or director or officer of Heritage must own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such person) any interest in a subadviser, except for ownership of: (a) an interest in Heritage, or any entity that controls, is controlled by or is under common control with Heritage, or (b) less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a subadviser or an entity that controls, is controlled by or is under common control with a subadviser.

      8. Within 90 days of the retaining a new subadviser, Heritage must furnish Fund shareholders all information about the new subadviser that would be included in a proxy statement. Such information must include any change in such disclosure as a result of the new subadviser. To meet this condition, Heritage must provide shareholders with an information statement that meets the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended.

                                  REQUIRED VOTE

      Approval of Proposal 6 requires an affirmative 1940 Act Majority of all shares of each applicable Fund.

                          ____________________________

                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                                "FOR" PROPOSAL 6
                          ____________________________

                                  OTHER MATTERS

      No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Funds. Heritage Fund Distributors, Inc. and RJA, P.O. Box 33022, St. Petersburg, Florida 33733 serve as the Funds' principal underwriters.

                INFORMATION ON THE FUNDS' INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP ("PwC"), 101 E. Kennedy Boulevard, Suite 1500, Tampa, Florida 33602 serves as the independent registered certified public accounting firm for the Funds. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. Exhibit __ provides additional information on audit and other fees billed by PwC.

                             SOLICITATION OF PROXIES

      The solicitation of proxies will be made primarily by mail but may also be made by telephone by Heritage and Automatic Data Processing, Inc. ("ADP"),
professional proxy solicitors, who will be paid fees and expenses of approximately $100,000 for soliciting services. All expenses in connection with preparing this Proxy Statement and its enclosures and solicitation expenses that relate to Proposal 1 will be borne by the Funds. The Funds also will bear the cost of one-half the difference between the costs related to the remaining Proposals and Proposal 1. Heritage will bear the remaining costs. However, Heritage voluntarily or contractually has agreed to continue to limit each Fund's current expense cap arrangement through each Fund's 2007 fiscal year, except Mid Cap. In the event proxy expenses exceed the caps, then Heritage will bear theses costs.

      If votes are recorded by telephone, Heritage and/or ADP will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that shareholders instructions have been properly recorded. Shareholders also may vote through a secure Internet site or by mail. Proxies by Internet or telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

                              SHAREHOLDER PROPOSALS

      As a general matter, the Funds do not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's shareholders should send such proposals to the Fund at 880 Carillon Parkway, St. Petersburg, Florida 33716, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will be provided to Board members for their consideration but not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                    By order of the Board of Trustees,



                                    Andrea N. Mullins
                                    Secretary
                                      Heritage Capital Appreciation Trust
                                      Heritage Growth and Income Trust
                                      Heritage Income Trust
                                      Heritage Series Trust

Dated:  September 8, 2006
St. Petersburg, Florida

                                                                    EXHIBIT __

                            TRUSTEE SHARE OWNERSHIP

      The following table sets forth the dollar range of equity securities beneficially owned by each Nominee in the Trusts and Funds as of ______ __, 2006.


DOLLAR RANGE OF EQUITY SECURITIES    INTERESTED           INDEPENDENT
OWNED:                               NOMINEES:            NOMINEES:
                                     Thomas A.   Richard  C. Andrew    Keith      Lincoln      William  David M. James L. Deborah L.
                                     James       K. Riess Graham       Jarrett(a) Kinnicutt(b) J.       Phillips Pappas   Talbot
                                                                                               Meurer

Capital Appreciation                 Over        $0       $0           $0                      $1-      $50,001- $1-      $10,001-
                                     $100,000                                                  $10,000  $100,000 $10,000  $50,000

Core Equity

Diversified Growth                   Over        $0       $10,001-     $0                      $0       $10,001- $0       $0
                                     $100,000             $50,000                                       $50,000

International Equity                 Over        $0       $0           $0                      $0       $0       $1-      $0
                                     $100,000                                                                    $10,000

Growth and Income                    $0          $0       $0           $0                      $1-      $0       $1-      $0
                                                                                               $10,000           $10,000

High Yield                           $0          $0       $0           $0                      $0       $0       $0       $0

Mid Cap                              Over        $0       $0           $0                      $0       $0       $1-      $10,001-
                                     $100,000                                                                    $10,000  $50,000

Small Cap                            Over        $0       $0           $0                      $0       $0       $1-      $0
                                     $100,000                                                                    $10,000

Aggregate Dollar Range of            Over        $0       $10,001-     $0                      $10,001- Over     Over     $10,001-
Securities in Heritage               $100,000             $50,000                              $50,000  $100,000 $100,000 $50,000
Mutual Funds(c)

(a)  Mr. Jarrett was appointed to the Board on August 16, 2005.
(b)  Mr. Kinnicutt currently does not serve on the Board.

                                      -1

(c) The Heritage Mutual Funds consist of 10 funds, including those listed above and Heritage Cash Trust - Money Market Fund and Heritage Cash Trust - Municipal Money Market Fund.


                                      -2

                                                                    EXHIBIT __

                              NOMINEE COMPENSATION

      The following table shows the compensation earned by each Trustee based on each Trust's last fiscal year. No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of any Trust's expenses. No officer, director or employee of Heritage receives any compensation from the Trusts for acting as a director or officer.

                                                                                                             TOTAL
                    AGGREGATE               AGGREGATE             AGGREGATE      AGGREGATE                COMPENSATION
 NAME OF           COMPENSATION            COMPENSATION          COMPENSATION   COMPENSATION             FROM THE TRUSTS &
 PERSON            FROM CAPITAL            FROM GROWTH          FROM INCOME(a)  FROM SERIES               THE HERITAGE
                   APPRECIATION            AND INCOME                                                       FUNDS(b)

                                       NOMINEES FOR INDEPENDENT TRUSTEE FOR EACH TRUST:

C. Andrew          $3,753.53                $3,040.06            $6,080.13      $18,634.62                $39,015.38
Graham

Keith              $3,775.97                $0                   $0             $269.23                   $11,597.16
Jarrett

William            $4,148.25                $3,327.72            $6,655.45      $20,427.88                $42,855.81
J. Meurer

James L.           $4,073.25                $3,327.72            $6,655.45      $20,427.88                $42,630.81
Pappas

David M.           $3,470.83                $2,780.45            $5,560.90      $16,817.31                $35,571.15
Phillips

Deborah            $4,030.61                $3,244.39            $6,488.78      $19,908.65                $41,733.65
L. Talbot

                           NOMINEES FOR INDEPENDENT TRUSTEE FOR GROWTH AND INCOME, INCOME AND SERIES:

Lincoln            $0                       $0                   $0             $0                        $0
Kinnicutt

                                        NOMINEES FOR INTERESTED TRUSTEES FOR EACH TRUST:

Thomas A.             $0                       $0                   $0             $0                        $0
James

Richard               $0                       $0                   $0             $0                        $0
K. Riess

_______________________________
(a)During the period, Income also offered shares of an additional portfolio to which a portion of Trustee fees was allocated. That portfolio was liquidated on October 31, 2005.

                                      -1

(b)The Heritage Mutual Funds consist of five separate registered investment companies, which are Capital Appreciation, Heritage Cash Trust, Growth and Income, Income and Series, and 10 portfolios of those companies. During the fiscal periods, two other portfolios were a part of Heritage Funds; however, on December 23, 2005, those funds were reorganized into Capital Appreciation and Growth and Income, respectively.






                                      -2

                                                                    EXHIBIT __


                        INFORMATION ABOUT FUND OFFICERS


NAME AND          POSITION, TERM OF OFFICE                          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
AGE             AND LENGTH OF LENGTH OF TIME
                     SERVED(a)
Stephen G.     President since 2005               President of Heritage since 2005; President and Chief Operating Officer of Eagle,
Hill (46)                                         April 2000 to present.


K.C. Clark     Executive Vice President           Executive Vice President and Chief Operating Officer of Heritage since 2000.
(47)           and Principal Executive
               Officer since 2000

Andrea N.      Treasurer since 2003;              Treasurer and Vice President - Finance of Heritage since 2003; Vice President,
Mullins        Principal Financial Officer        Fund Accounting of Heritage 1996  to 2003.
(38)           and Secretary since 2004

Matthew        Senior Vice President              Senior Vice President and Chief Compliance Officer of Heritage since 2005; Chief
Calabro        and Chief Compliance               Compliance Officer of Heritage Mutual Funds since 2005; Vice President of Heritage
(39)           Officer since 2005                 1996 - 2005

(a)  Each officer serves for one year terms.


                                      -1

                                                                    EXHIBIT __


                          NOMINATING COMMITTEE CHARTER


                              HERITAGE CASH TRUST
                      HERITAGE CAPITAL APPRECIATION TRUST
                        HERITAGE GROWTH AND INCOME TRUST
                             HERITAGE INCOME TRUST
                             HERITAGE SERIES TRUST


A.    PURPOSE
      -------

      The Boards of Trustees of the investment companies listed above (each a "Trust" and, collectively, the "Trusts") have created a Nominating Committee ("Committee"). The purpose of the Committee is threefold:

      1. Identify and recommend for nomination candidates to serve as Board members who are not "interested persons" of the Trusts ("Independent Trustees") as that term is defined in the Investment Company Act of 1940 ("1940 Act");

      2. Evaluate and make recommendations to the full Board regarding potential Board candidates who are "interested persons" of the Trusts ("Interested Persons") as that term is defined by the 1940 Act; and

      3. Review periodically the workload and capabilities of Independent Trustees and, as the Committee deems appropriate, make recommendations to the Board if such a review suggests that changes to the size or composition of the Board are warranted.

B.    COMMITTEE MEMBERSHIP
      --------------------

      1. COMPOSITION. The Committee shall be composed solely of Independent Trustees.

      2.    COMPENSATION.   The  Board  shall  determine   the  compensation  of
            Committee members, including the Committee Chairperson.

      3. SELECTION AND REMOVAL. The Board shall appoint members of the Committee and a Chairperson of the Committee for one-year terms. There is no limit on the number of consecutive terms that a Committee member or a Chairperson can serve. By a majority vote, the Board may remove or replace members of the Committee and designate a different member as Chairperson for any reason at any time.

C.    MEETINGS AND PROCEDURES
      -----------------------

                                      -1

      1. MEETINGS. The Committee shall meet on an as-needed basis to carry out its duties under this Charter. Meetings may be called by the Chairperson of the Committee or by a majority of the Committee members. Meetings shall be chaired by the Chairperson or, in his or her absence, by a member chosen by the Committee. Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee.

      2.    MINUTES.   The  Committee  shall  keep  minutes of its meetings  and
            provide copies of such minutes to each full Board for its review.

      3. ANNUAL REVIEW. The Committee shall review this Charter at least annually and recommend any necessary changes to the Board.

      4. INVITATIONS TO MEETINGS. The Committee may request that a non-member with information on a potential Board candidate attend a meeting of the Committee or meet with any members of, or consultants to, the Committee.

      5. INDEPENDENT ADVISERS. The Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking approval of each full Board, to retain special legal, accounting or other advisers. Each Trust shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative Committee expenses, as well as for compensation to any advisers retained by the Committee.

      6. SELF-EVALUATION. The Committee shall periodically review the effectiveness of the Committee and its members.

D.    RESPONSIBILITY OF THE COMMITTEE
      -------------------------------

      1. CANDIDATE IDENTIFICATION AND RECOMMENDATION. The Committee shall identify and recommend to the Board the selection and nomination of candidates for Independent Trustee. The Committee shall consider recommendations for potential candidates from any source it deems appropriate - Board members, Fund shareholders, legal counsel to the Independent Trustees or other such sources as the Committee deems appropriate.

      2. CANDIDATE EVALUATIONS. The Committee shall evaluate potential candidates' qualifications for Board membership and their independence from each Fund's investment adviser and other principal service providers. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, E.G., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining potential candidates' qualifications for Board membership, the Committee may

                                      -2
            consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.


            a.    CRITERIA FOR SELECTING NOMINEES
                  -------------------------------

                  The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Trust's shareholders and to promote the effective operation of the Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding  such  person: (1) name;  (2)  date  of  birth;  (3)
                  education;  (4)  business,   professional  or  other  relevant
                  experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, "Preliminary Information").

                  A successful candidate must qualify as an Independent Trustee under the 1940 Act and should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board's overall effectiveness.

                  b.     SUBMISSIONS BY SHAREHOLDERS OF POTENTIAL NOMINEES
                         -------------------------------------------------

                  The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Trust. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Trust management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include the Preliminary Information set forth in subsection 2.a above.

                  Following an initial evaluation by the Committee based on the Preliminary Information, a successful candidate proposed by a shareholder must:

                  (1) demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board's performance of its duties;

                  (2) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and

                                      -3
                  to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Trusts;

                  (3) submit character references and agree to appropriate background checks;

                  (4)    demonstrate  the disposition to act independently  from
                  management,  but  effectively   within  a  Board  composed  of
                  numerous members;

                  (5) be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the candidate's qualifications; and

                  (6) if nominated and elected, be able to prepare for and attend in person Board and Committee meetings at various locations in the United States.

      3. EVALUATION OF CANDIDATES FOR NOMINATION AS INTERESTED TRUSTEES. The Committee shall evaluate those Interested Persons who are proposed by management of the Trusts to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.

      4. BOARD COMPOSITION. The Committee shall periodically review the composition of the Board and the backgrounds of the Board members to determine whether it may be appropriate to recommend adding or removing Trustees, and propose to the Board and the Independent Trustees changes to the number of positions on the Board and the addition or removal of Trustees.



August 31, 2004






                                      -4


                                                                    EXHIBIT __

                           COMPARISON OF THE CURRENT AND PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTIONS


     LISTED BELOW ARE THE CURRENT FUNDAMENTAL INVESTMENT  RESTRICTIONS FOR CAPITAL APPRECIATION TRUST, CORE EQUITY FUND, DIVERSIFIED
GROWTH FUND, GROWTH AND INCOME TRUST, HIGH YIELD BOND FUND,  INTERNATIONAL  EQUITY FUND, MID CAP STOCK FUND AND SMALL CAP STOCK FUND
(EACH A FUND, AND COLLECTIVELY, THE "FUNDS") AND THE CHANGES PROPOSED FOR THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH FUND.

BORROWING

     The table below  compares  the current  fundamental  investment  restriction  on  borrowing  for each Fund to the  proposed new fundamental investment restriction. The main difference between the existing and new restrictions is the ability of a Fund to borrow only as permitted under applicable law as opposed to borrowing only a certain amount.  One of the purposes of the new restriction is to provide  greater  flexibility  for the portfolio  managers in managing the Funds.  Further,  the new  restriction  would simplify compliance  monitoring  and make the  restriction  uniform  among all  Funds.  There is no current  intention  for the Funds to have different investment strategies as a result of a change to this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                            CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                            PROPOSED NEW
                                                                                                                    FUNDAMENTAL
                                                                                                              INVESTMENT RESTRICTION
                                                                                                                   FOR ALL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME           The Fund may not borrow money except as a temporary measure for extraordinary     The Fund may not
TRUST                       or emergency purposes. The Fund may not borrow money except from banks.           borrow money, except
                            Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other   to the extent
                            than meeting redemptions may not exceed 5% of the value of the Fund's total       permitted by the 1940
                            assets at the time the borrowing is made. The Fund may not make additional        Act, the rules and
                            investments when borrowings exceed 5% of the Fund's total assets.                 regulations thereunder
                                                                                                              and any applicable
                                                                                                              exemptive relief.
--------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION        The Fund may not borrow money except as a temporary measure for extraordinary
TRUST                       or emergency purposes. The Fund may not borrow money except from banks and only if at the time of such borrowings the total loans to the Fund do not exceed 5%
                            of the Fund's total assets.
--------------------------------------------------------------------------------------------------------------
DIVERSIFIED GROWTH          The Fund may not borrow money except as a temporary measure for extraordinary
FUND, MID CAP STOCK         or emergency purposes. The Fund may enter into reverse repurchase agreements in
FUND AND SMALL CAP          an amount up to 33 1/3% of the value of its total assets in order to meet
STOCK FUND                  redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of the investment portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. However, the Fund may not purchase additional portfolio investments once borrowed obligations exceed 5% of total assets. When effecting reverse repurchase agreements, Fund assets in an amount sufficient to make payment for the obligations to be purchased will be segregated by the Custodian and on the Funds' records upon execution of the trade and maintained until the transaction has been settled. During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed obligations will not be available for investment. The Fund will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding (except as described above).
------------------------------------------------------------------------------------------------------------------------------------

                                                                -1


------------------------------------------------------------------------------------------------------------------------------------
                            CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                            PROPOSED NEW
                                                                                                                    FUNDAMENTAL
                                                                                                              INVESTMENT RESTRICTION
                                                                                                                   FOR ALL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY        The Fund may not borrow money except as a temporary measure for extraordinary
FUND                        or emergency purposes. The Fund may enter into reverse repurchase agreements in an amount up to 33 1/3% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of the investment portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. However, the Fund may not purchase additional portfolio investments once borrowed obligations exceed 5% of total assets. When effecting reverse repurchase agreements, Fund assets in an amount sufficient to make payment for the obligations to be purchased will be segregated by the Custodian and on the Funds' records upon execution of the trade and maintained until the transaction has been settled. During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed obligations will not be available for investment. The Fund will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding (except as described above).

                            The Fund will not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure, such as to facilitate the meeting of higher redemption requests than anticipated (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes.
--------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND            The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes. The Fund may not borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including as a temporary measure, by entering into reverse repurchase agreements, and by lending portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.
--------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND             The Fund may not borrow money except as a temporary measure for extraordinary
FUND                        or emergency purposes. The Fund may borrow in certain limited circumstances as indicated below in this section. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund's shares and in the return on the fund's investment portfolio. Although the principal of any borrowing will be fixed, a fund's assets may change in value during the time the borrowing is outstanding. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy. Furthermore, if a fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund's shares by increasing the fund's interest expense.
------------------------------------------------------------------------------------------------------------------------------------

                                                                -2

COMMODITIES AND REAL ESTATE


     The table below compares the current fundamental investment restriction on real estate,  commodities and minerals for each Fund to the proposed new fundamental investment  restrictions on real estate and commodities.  There are no significant differences among the existing and new restrictions.  In each case, the restrictions do not permit any of the Funds to purchase or sell real estate or commodities  except under certain  circumstances.  The new  restrictions  on real estate and  commodities  consolidate  and make the restrictions uniform for each Fund. There is no current intention for the Funds to have different investment  strategies as a result of a change to this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                         PROPOSED NEW FUNDAMENTAL
                                                                                                INVESTMENT RESTRICTION FOR ALL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
GROWTH AND                     The Fund may not invest in commodities, commodity contracts   The Fund may not purchase or sell real
INCOME TRUST                   or real estate except that:                                   estate, except that, to the extent
                                                                                             permitted by applicable law, the Fund
                               The Fund may purchase securities issued by companies that     may (a) invest in securities or other
                               invest in or sponsor such interests;                          instruments directly or indirectly
                                                                                             secured by real estate, and (b) invest
                               The Fund may invest in real estate limited partnerships;      in securities or other instruments
------------------------------------------------------------------------------------------------------------------------------------

                                                                 -3


------------------------------------------------------------------------------------------------------------------------------------
                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                         PROPOSED NEW FUNDAMENTAL
                                                                                                INVESTMENT RESTRICTION FOR ALL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             issued by issuers that invest in real
                               The Fund may purchase securities that are secured by          estate.
                               interests in real estate; and
                                                                                             The Fund may not purchase or sell
                               The Fund may write and purchase call options, purchase and    commodities or commodity contracts
                               sell forward contracts and engage in transactions in          unless acquired as a result of
                               forward commitments.                                          ownership of securities or other
                                                                                             instruments issued by persons that
                               The Fund may not invest in oil, gas, or other mineral         purchase or sell commodities or
                               programs except that they may purchase securities issued by   commodities contracts; but this shall
                               companies that invest in or sponsor such interests.           not prevent the Fund from purchasing,
---------------------------------------------------------------------------------------------selling and entering into financial
MID CAP STOCK                  The Fund may not invest in commodities, commodity contracts   futures contracts (including futures
FUND                           or real estate (including real estate limited partnerships)   contracts on indices of securities,
                               except that:                                                  interest rates and currencies), options
                                                                                             on financial futures contracts
                               The Fund may purchase securities issued by companies that     (including futures contracts on indices
                               invest in or sponsor such interests.                          of securities, interest rates and
---------------------------------------------------------------------------------------------currencies), warrants, swaps, forward
INTERNATIONAL                  The Fund may not invest in commodities, commodity contracts   contracts, foreign currency spot and
EQUITY FUND                    or real estate except that:                                   forward contracts or other derivative
                                                                                             instruments that are not related to
                               The Fund may purchase securities issued by companies that     physical commodities.
                               invest in or sponsor such interests;

                               The Fund may invest in real estate limited partnerships;

                               The Fund may purchase securities that are secured by
                               interests in real estate; and

                               The Fund may purchase and sell forward contracts, futures
                               contracts, options and foreign currency.

                               The Fund may not invest in oil, gas, or other mineral
                               programs except that they may purchase securities issued by companies that invest in or sponsor such interests.
---------------------------------------------------------------------------------------------
DIVERSIFIED                    The Fund may not invest in commodities, commodity contracts
GROWTH FUND                    or real estate (including real estate limited partnerships)
                               except that:

                               The Fund may purchase securities issued by companies that
                               invest in or sponsor such interests; and

                               The Fund may purchase and sell forward currency contracts
                               and other financial instruments.
---------------------------------------------------------------------------------------------
CORE EQUITY                    The Fund may not invest in commodities, commodity contracts
FUND                           or real estate (including real estate limited partnerships)
                               except that:

                               The Fund may purchase securities issued by companies that
                               invest in or sponsor such interests;

                               The Fund may purchase and sell options, futures contracts, forward currency contracts and other financial instruments;

                               The Fund may purchase securities that are secured by
                               interests in real estate; and

                               The Fund may write and purchase call options, purchase and sell forward contracts and engage in transactions in
                               forward commitments.

                               The Fund may not invest in oil, gas, or other mineral
                               programs except that they may purchase securities issued by companies that invest in or sponsor such interests.
------------------------------------------------------------------------------------------------------------------------------------

                                                                -4


------------------------------------------------------------------------------------------------------------------------------------
                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                         PROPOSED NEW FUNDAMENTAL
                                                                                                INVESTMENT RESTRICTION FOR ALL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD                     The Fund may not invest in commodities, commodity contracts
BOND FUND                      or real estate (including real estate limited partnerships)
                               except that:

                               The Fund may purchase securities issued by companies that
                               invest in or sponsor such interests;

                               The Fund may purchase securities that are secured by
                               interests in real estate; and

                               The Fund may purchase and sell futures contracts, options
                               and forward commitments and invest in oil, gas, and other
                               mineral programs.
---------------------------------------------------------------------------------------------
CAPITAL                        The Fund may not invest in commodities, commodity contracts
APPRECIATION                   or real estate (including real estate limited partnerships)
TRUST AND SMALL                except that the Fund may purchase securities issued by
CAP STOCK FUND                 companies that invest in or sponsor such interests.

                               The Fund may not invest in oil, gas, or other mineral
                               programs except that they may purchase securities issued by companies that invest in or sponsor such interests.
------------------------------------------------------------------------------------------------------------------------------------



CONCENTRATION
     The table below compares the current  fundamental  investment  restriction on  concentration  for each Fund to the proposed new fundamental investment  restriction.  There is no substantial difference between the current investment restriction and the proposed new restriction.  The main purpose of the new restriction is to make it uniform among all the Funds, while still leaving flexibility in the restriction for changes in the definition of  "concentrated"  under the 1940 Act. There is no current intention for the Funds to have different investment strategies as a result of a change to this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                         PROPOSED NEW FUNDAMENTAL
                                                                                                INVESTMENT RESTRICTION FOR ALL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
No Fund may purchase securities if, as a result of such purchase, more than 25% of the       Except for any Fund that is
value of such Fund's total assets would be invested in any one industry; however, this       "concentrated" in an industry or group
restriction does not apply to U.S. Government securities that are issued or guaranteed by    of industries within the meaning of the
the U.S. Government or its agencies or instrumentalities.                                    1940 Act, the Fund may not purchase the
                                                                                             securities of any issuer (other than
                                                                                             securities issued or guaranteed by the
                                                                                             U.S. Government or any of its agencies
                                                                                             or instrumentalities) if, as a result,
                                                                                             more than 25% of the Fund's total
                                                                                             assets would be invested in the
                                                                                             securities of companies whose principal
                                                                                             business activities are in the same
                                                                                             industry.
------------------------------------------------------------------------------------------------------------------------------------

                                                              -5


DIVERSIFICATION

     The table below compares the current  fundamental  investment  restriction on diversification for each Fund to the proposed new fundamental investment  restriction.  The main differences among the old restrictions and the proposed new restrictions are that (i)
the current investment  restriction applies to 100% of the assets of Capital  Appreciation Trust and High Yield Bond Fund as opposed to 75% of the assets  proposed in the new  restriction,  and (ii) with respect to High Yield Bond Fund,  the 10%  limitation  on the purchase of securities of any one issuer currently applies to all securities of an issuer as opposed to being restricted to "voting"
securities  proposed in the new  restriction.  The purpose of the new  restriction is to provide  uniformity in the  diversification restriction among all the Funds. There is no current intention for the Funds to have different investment  strategies as a result of a change to this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                         PROPOSED NEW FUNDAMENTAL
                                                                                                INVESTMENT RESTRICTION FOR ALL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION TRUST     With respect to 100% of the total assets of the Fund, the     Except to the extent permitted by the
                               Fund may not invest more than 5% of its assets (valued at     1940 Act, the rules and regulations
                               market value) in securities of any one issuer other than      thereunder and any applicable exemptive
                               the U.S. Government or its agencies and instrumentalities,    relief, the Fund may not with respect
                               or purchase more than 10% of the voting securities of any     to 75% of the Fund's total assets,
                               one issuer.                                                   purchase the securities of any issuer
---------------------------------------------------------------------------------------------(other than securities issued or
HIGH YIELD BOND FUND           With respect to 100% of the total assets of the Fund, the     guaranteed by the U.S. Government or
                               Fund may not invest more than 5% of its assets (valued at     any of its agencies or
                               market value) in securities of any one issuer other than      instrumentalities, and securities of
                               the U.S. Government or its agencies and instrumentalities,    other investment companies) if, as a
                               or purchase more than 10% of the voting securities, or any    result, (a) more than 5% of the Fund's
                               other class of securities, of any one issuer.                 total assets would be invested in the
---------------------------------------------------------------------------------------------securities of that issuer, or (b) the
CORE EQUITY FUND, DIVERSIFIED  With respect to 75% of the total assets of the Fund, the      Fund would hold more than 10% of the
GROWTH FUND, GROWTH AND        Fund may not invest more than 5% of its assets (valued at     outstanding voting securities of that
INCOME TRUST, INTERNATIONAL    market value) in securities of any one issuer other than      issuer.
EQUITY FUND, MID CAP STOCK     the U.S. Government or its agencies and instrumentalities,
FUND AND SMALL CAP STOCK FUND  or purchase more than 10% of the voting securities of any one issuer.
------------------------------------------------------------------------------------------------------------------------------------

                                                                -6


LOANS, REPURCHASE AGREEMENTS AND LOANS OF PORTFOLIO SECURITIES

     The table below compares the current fundamental investment restriction on loans,  repurchase agreements and loans of portfolio securities for each Fund to the proposed new fundamental  investment  restriction.  The main  difference  among the existing and new restrictions is that the new  restriction  permits a Fund to make loans to the extent  permitted under  applicable law as opposed to limiting the Funds to certain transactions.  The primary purpose of the change in this restriction is to consolidate the differences among the restrictions,  which would simplify compliance monitoring and portfolio management.  There is no current intention for the
Funds to have different investment strategies as a result of a change to this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                            CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                            PROPOSED NEW
                                                                                                                    FUNDAMENTAL
                                                                                                              INVESTMENT RESTRICTION
                                                                                                                   FOR ALL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME TRUST     The Fund may not make loans, except to the extent that the purchase of a          The Fund may make
                            portion of an issue of publicly distributed or privately placed notes, bonds,     loans only as
                            or other evidences of indebtedness or deposits with banks and other financial     permitted under the
                            institutions may be considered loans.                                             1940 Act, the rules
                                                                                                              and regulations
                            The Fund may enter into repurchase agreements as permitted under the Fund's       thereunder and any
                            investment policies.                                                              applicable exemptive
                                                                                                              relief.
                            The Fund may not lend portfolio securities amounting to more than 25% of its total assets.
--------------------------------------------------------------------------------------------------------------
MID CAP STOCK               The Fund may not make loans, except to the extent that the purchase of a
FUND                        portion of an issue of publicly distributed notes, bonds, or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans.

                            The Fund may enter into repurchase agreements as permitted under the Fund's investment policies.

                            The Fund may make loans of portfolio securities as described in its statement of additional information ("SAI").
--------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND            The Fund may not make loans, except to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds, or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans.

                            The Fund may enter into repurchase agreements as permitted under the Fund's investment policies.

                            The Fund may not lend any security or make any other loan except (a) as otherwise permitted under the 1940 Act, (b) pursuant to a rule, order or interpretation issued by the SEC or its staff, (c) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations, or (d) by engaging in repurchase agreements with respect to portfolio securities.
--------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND        The Fund may not make loans, except to the extent that the purchase of a portion of an issue of publicly distributed or privately placed notes, bonds, or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans.

                            The Fund may enter into repurchase agreements and securities loans as permitted under the Fund's investment policies.

                            The Fund may not enter into repurchase agreements with respect to more than 20%
                            of its net assets or lend portfolio securities amounting to more than 25% of its total assets.
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND   The Fund may not make loans, except to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds, or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans.

                            The Fund may enter into repurchase agreements as permitted under the Fund's investment policies.

                            The Fund may not make any loans, except that it may make loans by purchase of debt obligations or by entering into repurchase agreements or through lending of its portfolio securities.
------------------------------------------------------------------------------------------------------------------------------------

                                                                -7


------------------------------------------------------------------------------------------------------------------------------------
                            CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                            PROPOSED NEW
                                                                                                                    FUNDAMENTAL
                                                                                                              INVESTMENT RESTRICTION
                                                                                                                   FOR ALL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL                     The Fund may not make loans, except to the extent that the purchase of a
APPRECIATION TRUST,         portion of an issue of publicly distributed notes, bonds, or other evidences of
DIVERSIFIED GROWTH          indebtedness or deposits with banks and other financial institutions may be
FUND AND SMALL              considered loans.
CAP STOCK FUND
                            The Fund may enter into repurchase agreements as permitted under the Fund's investment policies.
------------------------------------------------------------------------------------------------------------------------------------





SENIOR SECURITIES

     The table below compares the current fundamental  investment restriction on senior securities for each Fund to the proposed new fundamental investment restriction.  The main difference among the existing and new restrictions is that the new restriction permits the  issuance  of senior  securities  to the extent  permitted  under  applicable  law as opposed to  limiting  the Funds to certain transactions. The primary purpose of the change in this restriction is to consolidate the differences among the restrictions,  which would  simplify  compliance  monitoring  and portfolio  management.  There is no current  intention for the Funds to have  different investment strategies as a result of a change to this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                            CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                            PROPOSED NEW
                                                                                                                    FUNDAMENTAL
                                                                                                              INVESTMENT RESTRICTION
                                                                                                                   FOR ALL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED GROWTH FUND     The Fund may not issue senior securities, except as permitted by the investment   The Fund may not issue
                            objective, policies, and investment limitations of the Fund, except that the      senior securities,
                            Fund may engage in transactions involving forward currency contracts or other     except to the extent
                            financial instruments.                                                            permitted by the 1940
--------------------------------------------------------------------------------------------------------------Act, the rules and
INTERNATIONAL EQUITY        The Fund may not issue senior securities, except as permitted by the investment   regulations thereunder
FUND AND MID CAP            objective, policies, and investment limitations of the Fund, except that the      and any applicable
STOCK FUND                  Fund may engage in transactions involving options, futures, forward currency      exemptive relief.
                            contracts, or other financial instruments, as applicable.
--------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME           The Fund may not issue senior securities, except as permitted by the investment
TRUST                       objective, policies, and investment limitations of the Fund, except that the
                            Fund may purchase and sell call options and forward contracts.
--------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND            The Fund may not issue any senior security except as otherwise permitted (1)
                            under the 1940 Act or (2) pursuant to a rule, order or in an interpretation issued by the SEC or its staff.
--------------------------------------------------------------------------------------------------------------
CAPITAL                     The Fund may not issue senior securities, except as permitted by the investment
APPRECIATION TRUST,         objective, policies, and investment limitations of the Fund.
HIGH YIELD BOND
FUND AND SMALL
CAP STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------



                                                                -8


UNDERWRITING


     The table below  compares the current  fundamental  investment  restriction on  underwriting  for each Fund to the proposed new fundamental investment  restriction.  The existing restrictions provide that certain Funds may underwrite securities issued by other persons to the extent that it may be deemed an underwriter under applicable  federal securities laws with respect to the disposition of its portfolio securities and sets limitations for the percentage of restricted securities.  The current restriction also provides that certain Funds may not underwrite the securities of other issuers.  The new restriction  maintains this limitation as applicable to the disposition of portfolio securities and eliminates the limitation on investments in restricted securities. The purpose of the proposed  change is to clarify the  application of  underwriter  pursuant to the Securities Act of 1933 (the "1933 Act") and to make uniform the restrictions among the Funds. There is no current intention for the Funds to have different  investment  strategies as a result of a change to this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                            CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                            PROPOSED NEW
                                                                                                                    FUNDAMENTAL
                                                                                                              INVESTMENT RESTRICTION
                                                                                                                   FOR ALL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                 The Fund may not underwrite the securities of other issuers, except P to the      The Fund may not
GROWTH FUND                 extent that, in connection with the disposition of portfolio securities, the      underwrite securities
AND SMALL CAP               Fund may be deemed to be an underwriter under federal securities laws.            issued by others,
STOCK FUND                                                                                                    except to the extent
                            The Fund may not invest more than 15% of its net assets (taken at cost            that the Fund may be
                            immediately after making such investment) in securities that are not readily      considered an
                            marketable without registration under the 1933 Act.                               underwriter within the
--------------------------------------------------------------------------------------------------------------meaning of the 1933
CAPITAL                     The Fund may not underwrite the securities of other issuers.                      Act in the disposition
APPRECIATION                                                                                                  of restricted
TRUST AND                   The Fund may not invest more than 5% of its net assets (taken at cost             securities or in
GROWTH AND                  immediately after making such investment) in securities that are not readily      connection with
INCOME TRUST                marketable without registration under the 1933 Act.                               investments in other
--------------------------------------------------------------------------------------------------------------investment companies.
HIGH YIELD                  The Fund may not underwrite the securities of other issuers.
BOND FUND
                            The Fund may invest in securities that are not readily marketable without registration under the 1933 Act (restricted securities), as provided in its
                            Prospectus and SAI.
--------------------------------------------------------------------------------------------------------------
MID CAP STOCK               The Fund may not underwrite the securities of other issuers.
FUND
                            The Fund may not invest more than 15% of its net assets (taken at cost immediately after making such investment) in securities that are not readily marketable without registration under the 1933 Act.
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL               The Fund may not underwrite the securities of other issuers, except to the
EQUITY FUND                 extent that, in connection with the disposition of portfolio securities, the
                            Fund may be deemed to be an underwriter under federal securities laws.
--------------------------------------------------------------------------------------------------------------
CORE EQUITY                 The Fund may not underwrite the securities of other issuers.
FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                -9


OIL, GAS AND MINERAL PROGRAMS

     The table below shows the current  fundamental  investment  restriction  on oil, gas and minerals for each Fund. It is proposed that the  restrictions  on oil, gas and mineral  programs be eliminated  because these  restrictions  for the Funds  originally were included to meet certain state law requirements that no longer apply.  There is no current intention for the Funds to have different investment strategies as a result of a change to this restriction.


------------------------------------------------------------------------------------------------------------------------------------
                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                         PROPOSED NEW FUNDAMENTAL
                                                                                                INVESTMENT RESTRICTION FOR ALL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME TRUST,       The Fund may not invest in oil, gas, or other mineral         None.
INTERNATIONAL EQUITY FUND,     programs except that it may purchase securities issued by
CORE EQUITY FUND, CAPITAL      companies that invest in or sponsor such interests.
APPRECIATION TRUST AND SMALL
CAP STOCK FUND
---------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND           The Fund may invest in oil, gas, and other mineral programs.
---------------------------------------------------------------------------------------------
DIVERSIFIED GROWTH FUND AND    None.
MID CAP STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                 -10



MARGIN PURCHASES

     The table below shows the current  fundamental  investment  restriction on margin  purchases for each Fund. It is proposed that this  restriction  be  eliminated  because  these  restrictions  for the Funds  originally  were  included to meet certain state law requirements that no longer apply. There is no current intention for the Funds to have different  investment  strategies as a result of the elimination of this restriction.


------------------------------------------------------------------------------------------------------------------------------------
                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                         PROPOSED NEW FUNDAMENTAL
                                                                                                INVESTMENT RESTRICTION FOR ALL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND      The Fund will not purchase securities on margin, except       None.
                               such short-term credits as may be necessary for the
                               clearance of purchases and sales of securities. (For this
                               purpose, the deposit or payment by the Fund of initial or
                               variation margin in connection with futures contracts,
                               forward contracts or options are not considered the
                               purchase of a security on margin.)
---------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND           The Fund may not sell any securities short, purchase any
                               securities on margin or maintain a short position in any
                               security, but may obtain such short-term credits as may be necessary for clearance of purchase and sales of
                               securities; provided, however, the Fund may make margin
                               deposits and may maintain short positions in connection
                               with the use of options, futures contracts and options on
                               futures contracts as described previously.
---------------------------------------------------------------------------------------------
GROWTH AND INCOME TRUST        The Fund may not purchase securities on margin except to
                               obtain such short-term credits as may be necessary for the clearance of transactions.
---------------------------------------------------------------------------------------------
CAPITAL APPRECIATION TRUST,    None.
CORE EQUITY FUND, DIVERSIFIED
GROWTH FUND, MID CAP STOCK
FUND AND SMALL CAP STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------


SHORT SALES


     The table below shows the current  fundamental  investment  restriction  on short sales for each Fund. It is proposed that this restriction be eliminated  because these  restrictions for the Funds originally were included to meet certain state law requirements that no longer  apply.  There is no current  intention  for the Funds to have  different  investment  strategies  as a result of the elimination of this restriction.

                                                                -11



------------------------------------------------------------------------------------------------------------------------------------
                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                         PROPOSED NEW FUNDAMENTAL
                                                                                                INVESTMENT RESTRICTION FOR ALL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND      The Fund will not make short sales of securities or           None.
                               maintain a short position, except that the Fund may
                               maintain short positions in connection with its use of
                               options, futures contracts, forward contracts and options
                               on futures contracts, and the Fund may sell short "against the box."
---------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND           The Fund may not sell any securities short, purchase any
                               securities on margin or maintain a short position in any
                               security, but may obtain such short-term credits as may be necessary for clearance of purchase and sales of
                               securities; provided, however, the Fund may make margin
                               deposits and may maintain short positions in connection
                               with the use of options, futures contracts and options on
                               futures contracts as described previously.
---------------------------------------------------------------------------------------------
CAPITAL APPRECIATION TRUST,    None.
GROWTH AND INCOME TRUST, CORE
EQUITY FUND, DIVERSIFIED
GROWTH FUND, MID CAP STOCK
FUND AND SMALL CAP STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------

AFFILIATED TRANSACTIONS

     The table below shows the fundamental  investment  restrictions on affiliated  transactions  for each Fund. It is proposed that this  restriction  be eliminated  because the  restriction  merely restate a statutory  prohibition  under the 1940 Act. There is no current intention for the Funds to have different investment strategies as a result of the elimination of this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                         PROPOSED NEW FUNDAMENTAL
                                                                                                INVESTMENT RESTRICTION FOR ALL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND           The Fund may not purchase or retain the securities of any     None.
                               issuer if the officers and Trustees of the Trust or
                               Heritage or its Subadvisor, as applicable, own individually more than 1/2 of 1% of the issuer's securities or together own more than 5% of the issuer's securities.
---------------------------------------------------------------------------------------------
CAPITAL APPRECIATION TRUST,    None.
GROWTH AND INCOME TRUST, CORE
EQUITY FUND, DIVERSIFIED
GROWTH FUND, INTERNATIONAL
EQUITY FUND, MID CAP STOCK
FUND AND SMALL CAP STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                -12


                                                                    EXHIBIT __





                                    FORM OF
                                 HERITAGE FUNDS
                         INVESTMENT ADVISORY AGREEMENT


      This Agreement is made as of ________________, 2006, by and between HERITAGE CAPITAL APPRECIATION TRUST, HERITAGE GROWTH AND INCOME TRUST, HERITAGE INCOME TRUST AND HERITAGE SERIES TRUST, each a Massachusetts business trust (each, the "Trust"), on behalf of each Series of the Trust listed on Schedule A hereto, as may be amended from time to time ("Series"), and HERITAGE ASSET MANAGEMENT, INC., a Florida corporation ("Adviser").

      WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company consisting of one or more separate series of shares ("Series"), each having its own assets and investment objective(s), policies and restrictions; and

      WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

      WHEREAS, the Trust desires to retain the Adviser to provide investment advisory and portfolio management services to each Series pursuant to the terms and provisions of this Agreement, and the Adviser is willing to furnish such services.

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

      1. APPOINTMENT. The Trust hereby appoints the Adviser to serve as the investment adviser of the Trust and each Series for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth for compensation as set forth on Schedule
A. In the performance of its duties, the Adviser will act in the best interests of the Trust and each Series and will manage the Trust and each Series in conformity with (a) applicable laws and regulations, including, but not limited to, the 1940 Act and the Advisers Act, (b) the terms of this Agreement, (c) the investment objective(s), policies and restrictions of each applicable Series as stated in the Trust's currently effective registration statement under the Securities Act of 1933, as amended, and the 1940 Act, and (d) such other guidelines as the Board of Trustees of the Trust (the "Board") reasonably may establish or approve and provide to the Adviser. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust or any Series in any way or otherwise be deemed to be an agent unless expressly authorized in this Agreement or another writing between the Trust and the Adviser.

      2.    DUTIES OF THE ADVISER.

            (a) INVESTMENT PROGRAM. Subject to supervision by the Board, the Adviser will provide a continuous investment program for each Series and shall determine what securities and other investments will be purchased, retained, sold or loaned by each Series and what portion of such assets will be invested or held uninvested as cash. The Adviser will exercise full discretion and act for each Series in the same manner and with the same force and effect as such Series itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. The Adviser will be responsible for preserving the confidentiality of information concerning the holdings, transactions, and business activities of the Trust and each Series in conformity with the requirements of the 1940 Act, other applicable laws and regulations, and any policies that are approved by the Board.

            (b) EXERCISE OF RIGHTS. The Adviser, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by each Series, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; participating as a claimant in class action litigation (including litigation with respect to securities previously held) when provided notice of such litigation, and exercising rights in the context of a bankruptcy or other reorganization.

            (c) EXECUTION OF TRANSACTIONS AND SELECTION OF BROKER DEALERS. The Adviser shall be responsible for effecting transactions for each Series and selecting brokers or dealers to execute such transactions for each Series. In the selection of brokers or dealers and the placement of orders for the purchase and sale of portfolio investments for each Series, the Adviser shall use its best efforts to obtain for each Series the best execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage or research services as described below. In using its best efforts to obtain the best execution available, the Adviser, bearing in mind each Series' best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of execution and research services provided by the broker or dealer. Subject to such policies as the Board may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to such Series and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Trust agrees than any entity or person associated with the Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust, which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust has consented to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

            (d) REPORTS TO THE BOARD. Upon reasonable request, the Adviser shall provide to the Board such analyses and reports as may be required by law or otherwise reasonably required to fulfill its responsibilities under this Agreement.

                                        -2

            (e)   DELEGATION  OF AUTHORITY.  Any of the duties specified in this
Paragraph 2 with respect to one or more Series may be delegated by the Adviser, at the Adviser's expense, to an appropriate party, subject to such approval by the Board and shareholders of the applicable Series to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any such other party and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such party. The retention of any party by the Adviser pursuant to this Paragraph 2(e) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Trust for all acts or omissions of any such party in connection with the performance of the Adviser's duties under this Agreement.

      3. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are not to be deemed exclusive. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a Trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

      4. COMPLIANCE WITH RULE 38A-1. The Adviser shall maintain policies and procedures relating to the services it provides to the Trust that are reasonably designed to prevent violations of the federal securities laws, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities. The Adviser also shall provide the Trust's chief compliance officer with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any material violation of the federal securities laws.

      5. BOOKS AND RECORDS. The Adviser will maintain all accounts, books and records with respect to each Series as are required pursuant to the 1940 Act and Advisers Act and the rules thereunder. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

      6. EXPENSES OF THE ADVISER AND THE TRUST. During the term of this Agreement, each Series will bear all fees and expenses not specifically waived, assumed or agreed to be paid by the Adviser and incurred in its operations and the offering of its shares. Expenses borne by each Series will include, but not be limited to, the following (or each Series' proportionate share of the following): brokerage commissions and issue and transfer taxes relating to securities purchased or sold by the Series or any losses incurred in connection therewith; expenses of organizing the Series; filing fees and expenses relating to the registration and qualification of the Series' shares under federal or state securities laws and maintaining such registrations and qualifications; distribution and service fees; taxes (including any income or franchise taxes) and governmental fees; costs of any liability, any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust or Series for violation of any law; charges of proxy voting services; any expenses of the Adviser resulting from new services necessitated by regulatory or legal changes affecting mutual funds occurring after the date

                                        -3
of this Agreement; any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or Series.

      7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement with respect to each Series, the Trust will pay the Adviser, effective from the date of this Agreement, a fee which is computed daily and paid monthly from each Series' assets at the annual rates as percentages of that Series' average daily net assets as set forth in the attached Schedule A, which Schedule can be modified from time to time to reflect changes in annual rates or the addition or deletion of a Series from the terms of this Agreement, subject to appropriate approvals required by the 1940 Act. If this Agreement becomes effective or terminates with respect to any Series before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

      8. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Adviser, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

      9.    DURATION AND TERMINATION.

            (a) EFFECTIVENESS. This Agreement shall become effective upon the date hereinabove written, provided that, with respect to a Series, this Agreement shall not take effect unless it has first been approved, to the extent required by the 1940 Act (i) by a vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party ("Independent Board Members") cast in person at a meeting called for the purpose of voting on such approval, and (ii) by an affirmative vote of a majority of the outstanding voting securities of such Series.

            (b) RENEWAL. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date, except that with respect to any new Series, this Agreement will continue in effect for two years from the date the Series is added to this Agreement. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each from the date of this Agreement, and for new Series for successive periods of twelve months once the initial two year term has passed, provided that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act.

                                        -4

            (c) TERMINATION. Notwithstanding the foregoing, with respect to any Series, this Agreement may be terminated at any time by vote of the Board, including a majority of the Independent Board Members, or by vote of a majority of the outstanding voting securities of such Series on 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser. The Adviser may at any time terminate this Agreement on 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust. This Agreement automatically and immediately will terminate in the event of its assignment. Termination of this Agreement pursuant to this Paragraph 9(c) shall be without the payment of any penalty. Termination of this Agreement with respect to a given Series shall not affect the continued validity of this Agreement or the performance thereunder with respect to any other Series.

      10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement as to a given Series shall be effective until approved by the Board and such Series shareholders to the extent required by the 1940 Act.

      11. NAME OF TRUST. The Trust or any Series may use the name "Heritage" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Adviser. At such time as such an agreement shall no longer be in effect, the Trust and each Series will (to the extent that it lawfully can) cease to use any name derived from Heritage Fund Distributors, Inc., Heritage Asset Management, Inc. or any successor organization.

      12. TRUST AND SHAREHOLDER LIABILITY. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more Series, the obligations hereunder shall be limited to the respective assets of that Series. The Adviser further agrees that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Series, nor from the Trustees or any individual Trustee of the Trust.

      13. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Florida, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Florida conflict with the applicable provisions of the 1940 Act, the latter shall control.

      14. DEFINITIONS. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person," and "assignment" shall have the same meanings as such terms have in the 1940 Act.

      15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior amendments and understandings relating to the subject matter hereof.

                                        -5

      16. NOTICES. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust (attn: [Secretary]) or the Adviser (attn: [President]) (or to such other address or contact as shall be designated by the Trust or the Adviser in a written notice to the other party) in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this Paragraph 16.

      17. FORCE MAJEURE. The Adviser shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

      18. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

      19. THE 1940 ACT. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

      20.   HEADINGS.    The   headings  in  this  Agreement  are  included  for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                                       -6

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                     HERITAGE CAPITAL APPRECIATION TRUST
                                     HERITAGE GROWTH AND INCOME TRUST
                                     HERITAGE INCOME TRUST
                                     HERITAGE SERIES TRUST


Attest:


By:________________________          By:_______________________________



                                     HERITAGE ASSET MANAGEMENT, INC.

Attest:


By:________________________          By:_______________________________


                                       -7

                                   SCHEDULE A

                                       TO

                         INVESTMENT ADVISORY AGREEMENT

                      HERITAGE CAPITAL APPRECIATION TRUST
                        HERITAGE GROWTH AND INCOME TRUST
                             HERITAGE INCOME TRUST
                             HERITAGE SERIES TRUST


      Pursuant to Paragraph 7 of the Agreement, each Series shall pay the following fees to the Adviser for rendering investment advisory services. These fees shall be computed daily and paid monthly at the following annual rates as percentages of the Series' average daily net assets:


HERITAGE CAPITAL APPRECIATION TRUST
-----------------------------------

                                            Advisory Fee as % of
 Average Daily Net Assets                 Average Daily Net Assets
 ------------------------                 ------------------------
     First $1 billion...........................0.60%
     Over $1 billion............................0.55%


HERITAGE GROWTH AND INCOME TRUST
--------------------------------

                                            Advisory Fee as % of
 Average Daily Net Assets                 Average Daily Net Assets
 ------------------------                 ------------------------
     First $100 million.........................0.60%
     Over $100 million to $500 million..........0.45%
     Over $500 million..........................0.40%


HERITAGE INCOME TRUST - HIGH YIELD BOND FUND
--------------------------------------------

                                            Advisory Fee as % of
 Average Daily Net Assets                 Average Daily Net Assets
 ------------------------                 ------------------------
     First $100 million.........................0.45%
     Over $100 million to $500 million..........0.35%
     In excess of $500 million..................0.30%

                                       -8

HERITAGE SERIES TRUST
---------------------

     A.     FOR THE DIVERSIFIED GROWTH FUND:
            -------------------------------

                                            Advisory Fee as % of
 Average Daily Net Assets                 Average Daily Net Assets
 ------------------------                 ------------------------
     Up to and including $500 million...........0.60%
     In excess of $500 million up to
         and including $1 billion...............0.55%
     In excess of $1 billion....................0.50%

      B.    FOR SMALL CAP STOCK FUND:
            ------------------------

                                            Advisory Fee as % of
 Average Daily Net Assets                 Average Daily Net Assets
 ------------------------                 ------------------------
     Up to and including $500 million...........0.60%
     In excess of $500 million up to
         and including $1 billion...............0.55%
     In excess of $1 billion....................0.50%

      C.    FOR MID CAP STOCK FUND:
            ----------------------

                                            Advisory Fee as % of
 Average Daily Net Assets                 Average Daily Net Assets
 ------------------------                 ------------------------
     Up to and including $500 million...........0.60%
     In excess of $500 million up to
         and including $1 billion...............0.55%
     In excess of $1 billion....................0.50%

      D.    FOR THE INTERNATIONAL EQUITY FUND:
            ---------------------------------

                                            Advisory Fee as % of
 Average Daily Net Assets                 Average Daily Net Assets
 ------------------------                 ------------------------
     Up to and including $100 million...........0.85%
     In excess of $100 million up to
         and including $1 billion...............0.65%
     In excess of $1 billion....................0.55%

      E.    FOR THE CORE EQUITY FUND:
            ------------------------

                                            Advisory Fee as % of
 Average Daily Net Assets                 Average Daily Net Assets
 ------------------------                 ------------------------
     All assets.................................0.60%



Dated:      ___________________, 2006

                                       -9

                                                                    EXHIBIT __


                       INFORMATION ON CURRENT AGREEMENTS

                          AND COMPENSATION TO HERITAGE

    Information concerning the Current Agreements and compensation to Heritage are listed in the table below.



   FUND            CONTRACTUAL FEE RATE                    AGGREGATE AMOUNT OF     DATE OF          DATE LAST SUBMITTED TO
                                                           FEE TO HERITAGE*        AGREEMENT             SHAREHOLDERS
Capital           $0 to $1 billion               0.75%     $_______                [insert date]    [insert date and purpose of
Appreciation      Over $1 billion                0.70%                                                 submission]



Core Equity       All assets                     0.60%     $_______                [insert date]    [insert date and purpose of
                                                                                                       submission]

Diversified       $0 to $500 million             0.60%     $_______                [insert date]    [insert date and purpose of
Growth            $500 million to $1 billion     0.55%                                                 submission]
                  Over $1 billion                0.50%


Growth and        $0 to $100 million             0.75%     $_______                [insert date]    [insert date and purpose of
Income            $100 million to $500 million   0.60%                                                 submission]
                  Over $500 million              0.55%

High Yield        $0 to $100 million             0.45%     $_______                [insert date]    [insert date and purpose of
                  $100 million to $500 million   0.35%                                                 submission]
                  Over $500 million              0.30%

International     $0 to $100 million             0.85%     $_______                [insert date]    [insert date and purpose of
Equity            $100 million to $1 billion     0.65%                                                 submission]
                  Over $1 billion                0.55%


Mid Cap           $0 to $500 million             0.60%     $_______                [insert date]    [insert date and purpose of
                  $500 million to $1 billion     0.55%                                                 submission]
                  Over $1 billion                0.50%


Small Cap         $0 to $500 million             0.60%     $_______                [insert date]    [insert date and purpose of
                  $500 million to $1 billion     0.55%                                                 submission]
                  Over $1 billion                0.50%

* Represents amounts paid for the last fiscal year.

                                      -1

                                                                    EXHIBIT __

                                 BOARD FACTORS

At a meeting held on August 15, 2006, the Board, including the Independent Trustees (together, the "Board"), approved the renewal of the Current Agreements with Heritage. The Board considered information specifically prepared for its review in connection with the annual renewal process of the Current Agreements (each, an "Agreement" and collectively, the "Agreements"). The Board, acting directly or through its committees, also considered information furnished for the Board's review throughout the year at regular Board meetings relating to the Funds. Examples of the types of information the Board received include: reports regarding the services and support provided to each Fund and its shareholders by Heritage; reports on each Fund's performance and commentary on the reasons for the performance; presentations by Fund portfolio managers addressing, as applicable, Heritage's and the Fund's subadviser's investment philosophy, investment strategy, personnel and operation; compliance and audit reports, including Heritage's responses to issues raised therein; and information on relevant developments in the mutual fund industry and how the Funds and/or Heritage are responding to them.

In connection with the meeting to consider the Agreements, the Board, with the assistance of legal counsel, requested and received additional reports containing substantial and detailed information about each Fund and Heritage. The Board also received information from GSAM, Eagle and Awad (each, a "Subadviser" and collectively, the "Subadvisers") with respect to certain Funds that the Subadvisers manage. These reports included information on: (1) the nature and extent of the advisory and other services provided by Heritage and the Subadvisers; (2) the personnel of Heritage and the Subadvisers; (3) the financial condition of Heritage and the Subadvisers; (4) the compliance programs and records of Heritage and the Subadvisers; (5) the performance of the Fund as compared to its peer group and an appropriate benchmark; (6) the Fund's expenses, including the advisory fee itself, the overall expense structure of the Fund, both in absolute terms and relative to peer funds, and any applicable contractual expense limitations; (7) the anticipated effect of growth and size on the Fund's performance and expenses, where applicable; (8) benefits to be realized by Heritage, the Subadvisers and each of their respective affiliates; and (9) the estimated profitability of Heritage and the Subadvisers under their respective agreements, when available.

With respect to the approval of the Agreements, the Board considered all factors it believed relevant, including: (1) the nature, extent and quality of services provided to each Fund; (2) the investment performance of each Fund; (3) the costs of the services provided to each Fund and the profits realized or to be realized by Heritage, the Subadvisers (to the extent such information was provided by the Subadvisers) and their respective affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been realized as the Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Heritage and the subadviser with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived or anticipated to be derived by Heritage or the Subadviser from its relationship with the Fund. Because Heritage's fee is a combined fee covering investment advisory and administration fees, the Board did not consider a comparison of Heritage's advisory fee relative to other similar funds.

ALL FUNDS. The following discussion sets forth key factors the Board should consider with respect to the renewal of the Agreements for all Funds:

NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered that Heritage and the Subadvisers are experienced in serving as an investment adviser and subadviser for the Funds and for accounts comparable to the Funds they advise.

In  addition,  the  Board  noted  that  Heritage provides investment management, administration, transfer agent and fund accounting services to each Fund. Heritage also is responsible for the selection and monitoring of subadvisers for the Funds, oversight of compliance with Fund policies and objectives, review of brokerage matters, oversight of Fund compliance with applicable law, and implementation of Board directives as they relate to the Funds. Heritage provides advisory services to one other non-investment company client. Finally, the Board noted that shareholders in each Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Heritage, and that each Fund's shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in that Fund, managed by Heritage.

With respect to the Subadvisers, each Subadviser is responsible for making investment decisions on behalf of its Fund and placing all orders for the purchase and sale of investments for the Fund with brokers or dealers.

INVESTMENT PERFORMANCE. The Board considered the short-, intermediate- and long-term performance of each Fund Class A shares relative to the average performance of its peer group based on Morningstar's average category ("Morningstar Average") and its benchmark index for the period ended June 30, 2006. The Board also considered the performance of the Subadviser relative to its other accounts to the extent such information was available.

COSTS, PROFITABILITY AND ECONOMIES OF SCALE. The Board considered the fees payable under each Agreement. In this connection, the Board evaluated Heritage's and, to the extent information was available, each Subadviser's costs and profitability in providing services to the applicable Funds. Based on the fact that each Subadviser represented that its fee is competitive, the Board determined that each Subadviser's costs and profitability generally are less significant to the Board's evaluation of the fees and expenses paid by the Funds than Heritage's management fee and profitability and the Fund's overall expense ratios.

The Board also examined the advisory fees paid by each Fund in light of fees paid by comparable mutual funds. In this connection, the Board considered the management fee and the expense ratio for each Fund compared to the average management fee and expense ratio of its peer group for the period ended June 30, 2006, as discussed further below with respect to each Fund.

The Board also considered that each Fund's management fee structure provides for breakpoints, that is, a reduction of the applicable advisory fee rate as assets

                                       -2
increase. The Board considered that Heritage had undertaken contractual expense limitations with respect to each Fund (except Mid Cap?) 2007 fiscal year, which are subject to renewal by the Board and Heritage on an annual basis.

The Board considered that each Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through (1) reduced advisory and administration fees achieved when a Fund's asset size reaches breakpoints in the fee schedules instituted by Heritage; (2) increased services to the Funds,
(3) the waivers and/or reimbursements Heritage provides as a result of the contractual expense limitations on each Fund's total operating expenses, or (4) fee or expense reductions that may result from the operation of the transfer agent agreement.

BENEFITS. In evaluating Heritage's and each Subadviser's compensation, the Board considered other benefits that may be realized by Heritage, each Subadviser and their respective affiliates from their relationship with the Funds. In this connection, the Board noted, among other things, that Heritage also serves as the transfer agent and fund accountant for the Funds, receiving compensation for acting in these capacities, and is responsible for, among other things, coordinating the Funds' audits, financial statements and tax returns and managing expenses and budgeting for the Funds.

In addition, the Board recognized that Eagle and Awad, affiliates of Heritage, serve as subadvisers to certain Funds and, and as such, receive advisory fees that are paid by Heritage out of the fees that it earns from the Funds.

The Board also recognized that RJA, another affiliate of Heritage, serves as the principal underwriter and distributor for the Funds, and as such, receives Rule 12b-1 payments from the Funds to compensate them for providing service and distribution activities, which could lead to growth in the Funds' assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, another Raymond James Financial Services, Inc., another affiliate of Heritage, has entered into an agreement with RJA to sell fund shares and receives compensation from RJA.

FUND  SPECIFIC.   The  following discussion sets forth  key  factors  the  Board considered with respect to the renewal of the Agreement that is applicable to the specific Fund noted below:

CAPITAL APPRECIATION. In considering the renewal of the Agreement as it relates to Capital Appreciation, the Board considered the following additional factors:
(1) Heritage oversees and monitors the performance and services provided by the Fund's Subadviser; (2) the Fund's expense ratio was less than the average for its peer group; (3) the Fund's expense ratio has dropped over the last several years due to increased economies of scale; (4) Heritage added "breakpoints" to its advisory fees sufficient to pass on any economies of scale it realizes to shareholders; (5) Heritage's commitment to continue the expense cap arrangement through the Fund's 2007 fiscal year; and (6) Heritage's profits on the services it provided to the Fund are reasonable in light of the fact that Heritage provides quality services to investors, manages the Fund's assets, and provides a comprehensive compliance program for the Fund.

                                       -3

In considering the renewal of the Subadvisory Agreement with GSAM, the Board considered the following additional factors: (1) the Fund outperformed its Morningstar Average for the 1, 3, 5 and 10 year periods and outperformed its benchmark index for the 1 and 10 year periods; (2) the Fund's 4-star Morningstar rating; (3) GSAM has represented that the Fund's fee schedule is lower than those standard fees charged to other institutional clients but does not have any clients with similar investment objectives and asset levels; (4) the average industry experience of GSAM's investment advisory team; and (5) Heritage's recommendation to continue to retain GSAM to manage the Fund.

GROWTH AND INCOME. In considering the renewal of the Agreement, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund's Subadviser; (2) the Fund outperformed its Morningstar Average and its benchmark index for the 1, 3 and 5 year periods; (3) the Fund's 3-star Morningstar rating; (4) the Fund's expense ratio (including the cap) was competitive with the average for its peer group;
(5) Heritage added a "breakpoint" to its advisory fees sufficient to pass on any economies of scale it realizes to shareholders; (6) Heritage's commitment to continue the expense cap arrangement through the Fund's 2007 fiscal year; (7) Heritage incurred losses on the operation of the Fund; and (8) Heritage provides quality services to investors, manages the Fund's assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

DIVERSIFIED GROWTH. In considering the renewal of the Agreement, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund's Subadviser; (2) the Fund's expense ratio is less than the average for its peer group; (3) Heritage added two additional "breakpoints" to its advisory fees sufficient to pass on any economies of scale it realizes to shareholders; (4) the Fund's expense ratio continues to decline as the size of the Fund increases; (5) Heritage's commitment to continue the expense cap arrangement through the Fund's 2007 fiscal year; and (6) Heritage's profit on the services it provided to the Fund is reasonable in light of the fact that Heritage provides quality services to investors, manages the Fund's assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

In considering the renewal of the Subadvisory Agreement with Eagle, the Board considered the following additional factors: (1) the Fund underperformed its Morningstar Average and benchmark index for the 1 and 3 year periods but outperformed both for the 5 year period; (2) the Fund's 3-star Morningstar rating; (3) the Fund's performance was lower than the performance of other accounts with similar objectives managed by Eagle for 2004, 2005 and the 6 months ended June 2006; (4) Eagle's representation that it has no mutual fund clients with comparable investment objectives, however the fees paid by the Fund are less than the fee charged for a standard institutional equity account; (5) the average industry experience of Eagle's investment advisory team; and (6) Heritage's recommendation to continue to retain Eagle in managing the Fund.

                                      -4

INTERNATIONAL EQUITY. In considering the renewal of the Agreement, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund's Subadviser; (2) the Fund outperformed its Morningstar Average for the 1, 3 and 5 year periods; (3) the Fund outperformed its benchmark index for the 1 year period, matched for the 3 year period and underperformed for the 5 year period; (4) the Fund's 3-star Morningstar rating; (5) the Fund's expense ratio (including the cap) is higher than the average of its peer group, although when compared to other international funds of similar asset size, the Fund's expense ratio appears competitive; (6) Heritage added an additional "breakpoint" to its advisory fees sufficient to pass on any economies of scale it realizes to shareholders; (7) Heritage's commitment to continue the expense cap arrangement through the Fund's 2007 fiscal year; (8) until this year, Heritage incurred losses on the operation of the Fund; and (9) Heritage provides quality services to investors, manages the Fund's assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

MID CAP. In considering the renewal of the Agreement, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund's Subadviser; (2) the Fund's expense ratio was less than the average of its peer group; (3) Heritage added two additional "breakpoints" to its advisory fees sufficient to pass on any economies of scale it realizes to shareholders; (4) the Fund's expense ratio continues to decline as the size of the Fund increases; and (5) Heritage's profit on the services it provided to the Fund is reasonable in light of the fact that Heritage provides quality services to investors, manages the Fund's assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

In considering the renewal of the Subadvisory Agreement with Eagle, the Board considered the following additional factors: (1) the Fund outperformed its Morningstar Average for the 1, 3 and 5 year periods and outperformed its benchmark index for the 1 year period; (2) the Fund's 4-star Morningstar rating;
(3) the Fund's performance was similar to the performance of other accounts with similar objectives managed by Eagle over the short-term periods; (4) Eagle's representation that it has no mutual fund clients with comparable investment objectives, however the fees paid by the Fund are less than the fee charged for a standard institutional equity account; and (5) Heritage's recommendation to continue to retain Eagle to manage the Fund.

SMALL CAP. In considering the renewal of the Agreement, the Board should consider the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund's subadvisers; (2) the Fund's expense ratio was less than the average of its peer group; (3) the Fund's expense ratio continues to decline as the asset size of the Fund increases; (4) Heritage's commitment to continue the expense cap arrangement through the Fund's 2007 fiscal year; and (5) Heritage's profit on the services it provided to the Fund is reasonable in light of the fact that Heritage provides quality services to investors, manages the Fund's assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

                                       -5

In considering the renewal of the Subadvisory Agreement with Awad and Eagle, the Board considered the following additional factors: (1) the Fund outperformed its Morningstar Average for the 3, 5 and 10 year periods but underperformed its benchmark index for the 1, 3, 5 and 10 year periods; (2) the Fund's 4-star Morningstar rating; (3) the Fund's performance was lower than the performance of other accounts with similar objectives managed by Eagle over shorter term periods but slightly higher in longer periods; (4) the Fund's performance was better than the performance of other accounts with similar objectives managed by Awad over a shorter period but trailed those accounts over the longer periods;
(5) Eagle's representation that the Fund pays a lower fee than Eagle's other institutional clients with comparable investment objective; (6) Awad has represented that the Fund pays less fees than other institutional clients with the exception of one client which pays Awad a base fee lower than the Fund's fee, but Awad is eligible to earn an incentive fee from this account which could raise the fee above the Fund's fee; (7) the average industry experience of Eagle's investment advisory team; and (8) Heritage's recommendation to continue to retain Awad and Eagle to manage the Fund.

HIGH YIELD. In considering the renewal of the Agreement, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund's subadviser; (2) the Fund underperformed its Morningstar Average for the 1, 3 and 5 year periods but outperformed for the 10 year period; (3) the Fund underperformed its benchmark index for the 3, 5 and 10 year periods but outperformed for the 1 year period;
(4) the Fund's 3-star Morningstar rating; (4) the Fund's expense ratio (including the cap) was less than the average of its peer group; (5) Heritage added a "breakpoint" to its advisory fees sufficient to pass on any economies of scale it realizes to shareholders; (6) Heritage's commitment to continue the expense cap arrangement through the Fund's 2007 fiscal year; (7) Heritage incurred losses on the operation of the Fund; and (8) Heritage provides quality services to investors, manages the Fund's assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

CORE EQUITY FUND. In considering the renewal of the Agreement, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund's subadviser; (2) Heritage has agreed to a cap on the expense ratio in an effort to bring it closer to the ratios of its peer funds; (3) the relatively new status of this Fund and the aggressive marketing undertaken by Heritage; (4) the Fund's expense ratio has shown a trend toward declining as the size of the Fund increases; (5) Heritage's commitment to continue the expense cap arrangement through the Fund's 2007 fiscal year; (6) Heritage incurred losses on the operation of the Fund; and (7) Heritage provides quality services to investors, manages the Fund's assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

In considering the renewal of the Subadvisory Agreement with Eagle, the Board considered the following additional factors: (1) the Fund underperformed its Morningstar Average and its benchmark index for the 1 year period; (2) the

                                       -6

Fund's performance was lower than the performance of other accounts with similar objectives managed by Eagle for the relatively short life of the Fund; (3) the Fund's relatively short-track record; (4) Eagle's representation that no mutual fund clients with comparable investment objectives pay a lower fee; (5) the average industry experience of Eagle's investment advisory team; and (6) Heritage's recommendation to continue to retain Eagle to manage the Fund.

CONCLUSIONS. Based on these considerations, the Board concluded with respect to each Fund that: (1) the Fund was reasonably likely to benefit from the nature, quality and extent of Heritage's and each Subadviser's services, as applicable to a Fund; (2) the Fund's performance was satisfactory in light of all the factors considered by the Board; (3) the profits and fees payable under the Agreement to Heritage were reasonable in the context of all the factors considered by the Board; (4) each Subadviser's fee rate was reasonable in the context of all the factors considered by the Board; (5) the advisory fee structure provides Fund shareholders with reasonable benefits associated with economies of scale; (6) the Fund is reasonably likely to benefit from Heritage's and, as applicable, the Subadviser's investment process, personnel and operations; (7) Heritage and each Subadviser each have the resources to provide the services and to carry out their responsibilities under their respective Agreements; and (8) Heritage and each Subadviser have adequate compliance programs.

                                       -7

                                                                    EXHIBIT __


                                    HERITAGE
                   DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS

     The table below lists the name, address and principal occupation of the principal executive officers and each director or general partner of Heritage, as well as the Fund officers and Trustees who have a position with Heritage.

----------------------------------------------------------------------------------------------------------------
Name and Address                              Principal Occupation
----------------------------------------------------------------------------------------------------------------
Stephen G. Hill                               Heritage Asset Management, Inc.
880 Carillon Parkway, St. Petersburg,             President, April 1989-March 2000 and November 2005-
Florida 33716                                     present
                                                  Director, December 1994-present

                                              Heritage Mutual Funds
                                                  President, November 2005-present

                                              Eagle Asset Management, Inc.
                                                  President and Chief Operating Officer, April 2000-present
                                                  Director, January 1995-present

                                              Awad Asset Management, Inc.
                                                  President and Chief Executive Officer, December 1999-
                                                  April 2001 and August 2004-present
                                                  Director, October 1998-present

                                              Heritage Fund Distributors, Inc.
                                                  Director, November 2005-present

----------------------------------------------------------------------------------------------------------------
Kenneth C. Clark                              Heritage Asset Management, Inc.
880 Carillon Parkway, St. Petersburg,             Executive Vice President and Chief Operating Officer,
Florida 33716                                     October 2000-present
                                                  Director, November 2005-present
                                                  Chief Compliance Officer, October 2004-September 2005

                                              Heritage Mutual Funds
                                                  Executive Vice President and Principal Executive Officer,
                                                  October 2000-present
                                                  Chief Compliance Officer, October 2004-September 2005
----------------------------------------------------------------------------------------------------------------

                                                       -1

----------------------------------------------------------------------------------------------------------------
Richard J. Rossi                              Heritage Asset Management, Inc.
880 Carillon Parkway, St. Petersburg,             Executive Vice President, November 2005-present
Florida 33716                                     Director, November 2005-present

                                              Heritage Fund Distributors, Inc.
                                                  President, November 2005-present
                                                  Director, November 2005-present

                                              Eagle Asset Management, Inc.
                                                  Executive Vice President, October 2000-present
----------------------------------------------------------------------------------------------------------------
Andrea N. Mullins                             Heritage Asset Management, Inc.
880 Carillon Parkway, St. Petersburg,             Vice President, December 1996-present
Florida 33716                                     Treasurer, May 2003-present

                                              Heritage Mutual Funds
                                                  Treasurer, May 2003-present
                                                  Secretary, May 2004-present
----------------------------------------------------------------------------------------------------------------
Mathew J. Calabro                             Heritage Asset Management, Inc.
880 Carillon Parkway, St. Petersburg,             Senior Vice President, June 2005-present
Florida 33716                                     Chief Compliance Officer, October 2005-present
                                                  Vice President, December 1996-May 2005

                                              Heritage Mutual Funds
                                                  Chief Compliance Officer, October 2005-present
----------------------------------------------------------------------------------------------------------------
Richard K. Riess                              Heritage Asset Management, Inc.
880 Carillon Parkway, St. Petersburg,             Chief Executive Officer, April 2000-present
Florida 33716                                     Director, June 1985-present

                                              Eagle Asset Management, Inc.
                                                  Chief Executive Officer, October 1996-present
                                                  Director, July 1988-present

                                              Raymond James Financial, Inc.
                                                  Executive Vice President, Managing Director Asset Management
                                                  Group, May 1998-present

                                              Heritage Mutual Funds
                                                  Trustee, June 1985-present
                                                  President, October 2000-November 2005
----------------------------------------------------------------------------------------------------------------
Jeffrey P. Julien                             Heritage Asset Management, Inc.
880 Carillon Parkway, St. Petersburg,             Director, June 1985-present
Florida 33716
                                              Raymond James Financial, Inc.
                                                  Senior V.P./Finance and Chief Financial Officer,
                                                  August 1983-present
----------------------------------------------------------------------------------------------------------------

                                                       -2

                                                                    EXHIBIT __


                       HERITAGE CAPITAL APPRECIATION TRUST
                              SUBADVISORY AGREEMENT


         This Subadvisory Agreement is made as of ________ __, ____, between Heritage Asset Management, Inc., a Florida corporation (the "Manager"), and Goldman, Sachs & Co. ("Goldman"), a New York limited partnership, on behalf of Goldman Sachs Asset Management L.P., a business unit of the Investment Management Division of Goldman (the "Subadviser").

         WHEREAS, the Manager has by separate contract agreed to serve as the investment adviser and administrator to Heritage Capital Appreciation Trust
("Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end diversified management investment company consisting of one or more investment portfolios, each having its own assets and investment policies;

         WHEREAS, the Manager's contract with the Trust allows it to delegate certain investment advisory services for the Trust to other parties; and

         WHEREAS, the Manager desires to retain the Subadviser to perform certain investment advisory services for the Trust with respect to its existing portfolio and such other portfolios as the Trust and the Manager; shall agree upon and so specify from time to time in one or more Schedules attached hereto (collectively, the "Portfolios"), and the Subadviser is willing to perform such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST.
                  ------------------------------------------------------

                  (a) INVESTMENT PROGRAM. Subject to the control and supervision of the Board of Trustees of the Trust and the Manager, the Subadviser shall, at its expense, continuously furnish to the Portfolios an investment program for such portion, if any, of Portfolio assets which is allocated to it by the Manager from time to time. With respect to such assets, the Subadviser will make investment decisions and will place all orders for the purchase and sale of portfolio securities. In the performance of its duties, the Subadviser will act in the best interests of the Portfolios and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of the Portfolios, as stated in the then-current Registration Statement of the Trust, and (iv) such other guidelines as the Trustees or Manager may establish. The Manager shall be responsible for providing the Subadviser with current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 1.

                  At such time as will be reasonably requested by the Board or the Manager, the Subadviser will provide them with economic and investment analysis and reports, and make available to the Board any economical, statistical of investment services normally available to similar investment company clients of the Subadviser.

                  (b) AVAILABILITY OF PERSONNEL. The Subadviser, at its expense, will make available to the Trustees and the Manager at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Portfolios and to consult with the Trustees and the Manager regarding the investment affairs of the Portfolios, including economic, statistical and investment matters relevant to the Subadviser's duties hereunder, and will provide periodic reports to the Manager relating to the portfolio strategies it employs.

                  (c) SALARIES AND FACILITIES. The Subadviser, at its expense, will pay for all salaries of personnel and facilities required for it to execute its duties under this Agreement.

                  (d) COMPLIANCE REPORTS. The Subadviser, at its expense, will provide the Manager with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time.

                  (e) VALUATION. The Subadviser, at its expense, will provide the Trust's fund accountant or custodian, as the case may be, with market price information relating to the assets of the Portfolios for which the Subadviser has responsibility at such times as the parties hereto may agree upon from time to time.

                  (f) EXECUTING PORTFOLIO TRANSACTIONS. The Subadviser will place orders pursuant to its investment determinations for each. Portfolio either directly with the issuer or through other brokers. In the selection of brokers and the placement of orders for the purchase and sale of portfolio investments for the Portfolios, the Subadviser shall use its best efforts to obtain for the Portfolios the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, the Subadviser, bearing in mind the Trust's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Board of Trustees may determine, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Portfolio to pay a broker that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the Trust and to other clients of the Subadviser as to which the Subadviser exercises investment discretion. In no instance will portfolio securities of any Portfolio be purchased from or sold to the Subadviser or any affiliated person of the Subadviser. The Trust agrees that any entity or person associated


                                       -2
         with the Manager or the Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust that is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and the Trust consents to the retention of compensation for such transactions.

                  (g) EXPENSES. The Subadviser shall not be obligated to pay any expenses of or for the Trust not expressly assumed by the Subadviser pursuant to this Agreement.

         2. BOOKS AND RECORDS. Pursuant to Rule 3la-3 under the 1940 Act, the Subadviser agrees that: (a) all records it maintains for the Trust are the property of the Trust; (b) it will surrender promptly to the Trust or the Manager any such records upon the Trust's or Manager's request; (c) it will maintain for the Trust the records that the Trust is required to maintain pursuant to Rule 3la-1 insofar as such records relate to the investment affairs of the Portfolios for which the Subadviser has responsibility under this Agreement; and (d) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

         3. OTHER AGREEMENTS. The Subadviser and persons controlled by or under common control with the Subadviser have and may have advisory, management service or other agreements with other organizations and persons, and may have other interests and businesses. Nothing in this Agreement is intended to preclude such other business relationships.

         4. COMPENSATION. The Manager will pay to the Subadviser as compensation for the Subadviser's services rendered pursuant to this Agreement a subadvisory fee as set forth in Schedule A, which schedule can be modified from time to time to reflect changes in annual rates or the addition or deletion of a Portfolio from this Agreement, subject to appropriate approvals required by the 1940 Act. Such fees shall be paid by the Manager (and not by the Trust). Such fees shall be payable for each month within 15 business days after the end of such month. If the Subadviser shall serve for less than the whole of a month, the compensation as specified shall be prorated.

         5. ASSIGNMENT AND AMENDMENT OF AGREEMENT. This Agreement automatically shall terminate without the payment of any penalty in the event of its assignment. No material amendment of this Agreement shall be effective until approved by the majority of the members of the Board who are not interested persons of the Trust ("Independent Trustee", the Manager or the Subadviser and the shareholders of the affected Portfolio(s) to the extent required by the 1940 Act. The Subadviser agrees to notify the Manager of any change in control of the Subadviser before such change.

         6. DURATION AND TERMINATION OF THE AGREEMENT. This Agreement shall become effective upon its execution; provided, however, that this Agreement shall not become effective with respect to any Portfolio now existing or hereafter created unless it has first been approved (a) by a vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by an affirmative vote of a majority of the outstanding voting shares of that Portfolio. This Agreement shall remain in full force and effect continuously thereafter without the payment of any penalty as follows:

                                       -3

                  (a) By vote of a majority of the (i) Independent  Trustees, or
         (ii) outstanding voting shares of the applicable Portfolios, the Trust may at any time terminate this Agreement with respect to any or all Portfolios by providing not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager and the Subadviser.

                  (b) This Agreement will terminate automatically with respect to a Portfolio unless, within one year after its initial effectiveness with respect to such Portfolio and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board of Trustees or the shareholders of such Portfolio by the affirmative vote of a majority of the outstanding shares of such Portfolio, and
         (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of any Portfolio for their approval and such shareholders fail to approve such continuance as provided herein, the Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

                  (c) The Manager may at any time terminate this Agreement with respect to any or all Portfolios by not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser, and the Subadviser may at any time terminate this Agreement with respect to any or all Portfolios by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager.

                  (d)  This  Agreement   automatically   and  immediately   will
         terminate in the event of its assignment.

         Upon termination of this Agreement with respect to any Portfolio, the duties of the Manager delegated to the Subadviser under this Agreement with respect to such Portfolio automatically shall revert to the Manager.

         7. NOTIFICATION OF THE MANAGER. The Subadviser promptly shall notify the Manager in writing of the occurrence of any of the following events:

                  (a)  the  Subadviser   shall  fail  to  be  registered  as  an
         investment adviser under the Investment Advisers Act of 1940, as amended, and under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

                  (b) the Subadviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust or any Portfolio; or

                  (c) any other occurrence that might affect the ability of the Subadviser to provide the services provided for under this Agreement.

         8. DEFINITIONS. For the purposes of this Agreement, the terms "vote of a majority of the outstanding shares," "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings as defined in the 1940 Act and the rules and regulations thereunder subject,

                                       -4
however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and references to annual approvals by the Board of Trustees shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         9.       LIABILITY OF THE SUBADVISER.  In the  absence of  its  willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) which arise or result from Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

         10. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Florida, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Florida conflict with the applicable provisions of the 1940 Act, the latter shall control.

         11. MASSACHUSETTS BUSINESS TRUST. Subadviser hereby acknowledges that, although this Agreement is executed by an officer and/or trustee of the Trust, the obligations of this Agreement are not binding upon any of them individually or upon the Trust's shareholders individually; rather, these obligations are binding only upon the assets and property of the Trust.

         12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         13. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Securities and Exchange Commission, whether special or general application, such provision shall be deemed to incorporate the effect of such rule regulation or order.

         IN WITNESS WHEREOF, Heritage Asset Management, Inc. and Goldman, Sachs & Co., on behalf of Goldman Sachs Asset Management L.P. have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

Attest:                                   HERITAGE ASSET MANAGEMENT, INC.


By:_____________________________          By: _______________________________


Attest:                                   GOLDMAN, SACHS & Co., on behalf of
                                          GOLDMAN SACHS ASSET MANAGEMENT L.P.


By:_____________________________          By: _______________________________







                                       -5

                                   SCHEDULE A
                                     TO THE
                       HERITAGE CAPITAL APPRECIATION TRUST
                              SUBADVISORY AGREEMENT
                                     BETWEEN
                         HERITAGE ASSET MANAGEMENT, INC.
                                       AND
                              GOLDMAN, SACHS & CO.


         As compensation pursuant to section 4 of the Subadvisory Agreement between Heritage Asset Management, Inc. (the "Manager") and Goldman, Sachs & Co. ("Goldman"), on behalf of Goldman Sachs Asset Management L.P., a business unit of the Investment Management Division a division of Goldman (the "Subadviser"), the Manager shall pay the Subadviser a subadvisory fee, computed and paid monthly, at the following percentage rates of the Trust's average daily net assets under management by the Subadviser:


(1) For the Heritage Capital Appreciation Trust: ___%










Dated: _________ __, _______

                                                                    EXHIBIT __


                              SUBADVISORY AGREEMENT
                                       FOR
                            HERITAGE _________ TRUST


         Agreement made as of _________ __, ___ between Heritage Asset Management, Inc., a Florida corporation (the "Manager"), and Eagle Asset Management, Inc., a Florida corporation (the "Subadviser").

         WHEREAS, the Manager has by separate contract agreed to serve as the investment adviser and administrator to the Heritage ___________ Trust ("Trust"), a Massachusetts business trust engaged in business as an open-end diversified management investment company that is so registered under the Investment Company Act of 1940 ("1940 Act");

         WHEREAS, the Manager's contract with the Trust allows it to delegate certain investment advisory services for the Trust to other parties; and

         WHEREAS, the Manager desires to retain the Subadviser to perform certain investment advisory services for the Trust and the Subadviser is willing to perform such services;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.  SERVICES TO BE RENDERED BY SUBADVISER TO THE TRUST

         (a) Subject always to the control of the Trustees and Manager of the Trust, the Subadviser, at its expense, will furnish continuously an investment program for the Trust. The Subadviser will make investment decisions on behalf of the Trust and place all orders for the purchase and sale of portfolio securities. In the performance of its duties, the Subadviser will comply with the provisions of this Agreement and the Trust's Declaration of Trust, Bylaws and Registration Statement as from time to time amended, any relevant undertakings provided to State securities regulators, and the stated investment objective, policies and restrictions of the Trust, and will use its best efforts to safeguard and promote the welfare of the Trust, and to comply with other policies which the Trustees or the Manager, as the case may be, may from time to time determine, and shall exercise the same care and diligence as are expected of the Trustees.

         (b) The Subadviser, at its expense, will make available its officers and advisory and other personnel, particularly portfolio managers and research analysts to the Trustees and Manager at reasonable times, to review investment policies of the Trust and to consult with the Trustees and Manager regarding the investment affairs of the Trust and economic, statistical and investment matters relevant to the Subadviser's duties hereunder and will provide periodic reports to the Manager relating to the portfolio strategies it employs.

         (c) The Subadviser, at its expense, will furnish all salaries of personnel and facilities to provide for the efficient conduct of the investment affairs of the Trust, such affairs to include the monitoring of the portfolio accounting services provided by the Trust's custodian.

         (d) The Subadviser, at its expense, also will provide the Manager with compliance reports relating to the Trust's investment operations, including regular, periodic reports which monitor investment restrictions and other guidelines of the Trust's prospectus and statement of additional information, and such other compliance reports as may be agreed upon from time to time.

         (e) The Subadviser, at its expense, also will provide the Trust's custodian bank with market price information relating to portfolio instruments on a daily basis.

         (f) In the selection of brokers or dealers and the placement of orders for the purchase and sale of portfolio investments for the Trust, the Subadviser shall use its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, the Subadviser, bearing in mind the Trust's best interests at all


                                       -2
times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker or dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the Trust and to other clients of the Subadviser as to which the Subadviser exercises investment discretion. As provided in the Investment Advisory and Administration Agreement between the Manager and the Trust referred to in
Section 4 below, the Trust agrees that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Rule 11a2-2(T) thereunder, and the Trust has consented to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

         (g) The Subadviser shall not be obligated to pay any expenses of or for the Trust not expressly assumed by the Subadviser pursuant to this Section 1 and
Section 2 hereafter.

2.  BOOKS AND RECORDS

         In compliance with the requirements of Rule 31a-3 under the Investment


                                       -3

Company Act of 1940 (the "1940 Act"), the Subadviser agrees that all records it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust or Manager any such records upon the Trust's or Manager's request. The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-l(b) insofar as such records relate to the investment affairs of the Trust. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

3.  OTHER AGREEMENTS

         It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, director, officer or employee of, or be otherwise interested in the Subadviser and in any person controlled by or under common control with the Subadviser, and that the Subadviser and any Person controlled by or under common control with the Subadviser may have an interest in the Trust. It is also understood that the Subadviser and persons controlled by or under common control with the Subadviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses; provided, however, that neither the Subadviser nor any of its investment adviser affiliates shall undertake to act as investment adviser or subadviser for any other registered investment company offered to the general public that is not sponsored by the Subadviser or an affiliate of the Subadviser except upon not less than 60 days' notice in writing to the Manager and the Trust.

4. COMPENSATION TO BE PAID BY THE MANAGER TO THE SUBADVISER

         The Manager will pay to the Subadviser as compensation for the Subadviser's services rendered and for the expenses borne by the Subadviser pursuant to Sections 1 and 2, a fee, computed and paid monthly at an annual rate equal to 50% of fees payable by the Trust to the Manager under the Investment Advisory and Administration Agreement between the Manager and the Trust. Such fee shall be paid by the Manager and not by the Trust without regard to any reduction in the fees paid to the Manager as a result of any statutory or regulatory limitation on investment company expenses. Such fee shall be payable for each month within 10 business days after the end of such month. If the Subadviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

5. ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENT OF THIS AGREEMENT

         This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment. No material amendment of this Agreement shall be effective until approved by the majority of the members of the Board who are not interested persons of the Trust, the Manager or the Subadviser and the shareholders of the affected Portfolio(s) to the extent required by the 1940 Act. The Subadviser agrees to notify the Manager of any change in control of the Subadviser within a reasonable time after such change.

                                       -4

6.  EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT

         This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 5) until terminated as follows:

                  (a) The Trust may at any time terminate this Agreement by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager and the Subadviser; or

                  (b) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of the Trust, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of the Subadviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Trust for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder; or

                  (c) The Manager may at any time terminate this Agreement by not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser, and the Subadviser may at any time terminate this Agreement by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager.

                                       -5

         Action by the Trust under paragraph (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding Shares of the Trust.

         Termination of this Agreement pursuant to this Section 6 shall be without the payment of any penalty. Upon termination of this Agreement, the duties of the Manager delegated to the Subadviser under this Agreement automatically revert to the Manager.

7.  CERTAIN INFORMATION

         The Subadviser shall promptly notify the Manager in writing of the occurrence of any of the following events: (a) the Subadviser shall fail to be registered as an investment adviser under the 1940 Act, as amended from time to time, and under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (b) the Subadviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; or (c) any other occurrence that might affect the ability of the Subadviser to provide the services provided for under this Agreement.

8.  CERTAIN DEFINITIONS

         For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding Shares" means the affirmative vote, at a duly called and held meeting of shareholders, of the lesser of: (a) the holders of 67% or more of the Shares present (in person or by proxy) and entitled to vote at such meeting if the holders of more than 50% of the Shares entitled to vote at such meeting are present in person or by proxy, or (b) the holders of more than 50% of Shares entitled to vote at such meeting.

          For the purposes of this Agreement, the terms "affiliated person,"

                                       -6

"control," "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

9.  NONLIABILITY OF SUBADVISER

         In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

         IN WITNESS WHEREOF, Heritage Asset Management, Inc. and Eagle Asset Management, Inc. have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.


Dated: _________ __


Attest:                                     Heritage Asset MANAGEMENT, INC.


By:                                        By:
   --------------------------------           --------------------------------


Attest:                                    EAGLE ASSET MANAGEMENT, INC.


By:                                        By:
   --------------------------------           --------------------------------




                                       -7

                                                                    EXHIBIT __


                             HERITAGE SERIES TRUST
                             SUBADVISORY AGREEMENT


      This Subadvisory Agreement is made as of _________ __, ____, between Heritage Asset Management, Inc., a Florida corporation (the "Manager"), and ____________________, a division of Raymond James & Associates, Inc., a Florida corporation (the "Subadviser").

      WHEREAS, the Manager has by separate contract agreed to serve as the investment adviser and administrator to the Heritage Series Trust ("Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end diversified management investment company consisting of one or more investment series of shares, each having its own assets and investment policies;

      WHEREAS, the Manager's contract with the Trust allows it to delegate certain investment advisory services for the Trust to other parties; and

      WHEREAS, the Manager desires to retain the Subadviser to perform certain investment advisory services for the Trust with respect to its existing portfolio and such other portfolios as the Trust and the Manager shall agree upon and so specify from time to time in one or more Schedules attached hereto (collectively, the "Portfolios"), and the Subadviser is willing to perform such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

      1.    SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST.

            (a) INVESTMENT PROGRAM. Subject to the control and supervision of the Board of Trustees of the Trust and the Manager, the Subadviser shall, at its expense, continuously furnish to the Portfolios an investment program for such portion, if any, of Portfolio assets which is allocated to it by the Manager from time to time. With respect to such assets, the Subadviser will make investment decisions and will place all orders for the purchase and sale of portfolio securities. In the performance of its duties, the Subadviser will act in the best interests of the Portfolios and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of the Portfolios, and (iv) such other guidelines as the Trustees or Manager may establish. The Manager shall be responsible for providing the Subadviser with current copies of the materials specified in Subsections (a)(iii) and (iv) of this
      Section 1.

            (b) AVAILABILITY OF PERSONNEL. The Subadviser, at its expense, will make available to the Trustees and the Manager at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Portfolios and to consult with the Trustees and the Manager regarding the investment affairs of the Portfolios, including economic, statistical and investment matters relevant to the Subadviser's duties hereunder, and will provide periodic reports to the Manager relating to the portfolio strategies it employs.

            (c) SALARIES AND FACILITIES. The Subadviser, at its expense, will pay for all salaries of personnel and facilities required for it to execute its duties under this Agreement.

            (d) COMPLIANCE REPORTS. The Subadviser, at its expense will, provide the Manager with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time.

            (e) VALUATION. The Subadviser, at its expense, will provide the Trust's custodian with market price information relating to the assets of the Portfolios for which the Subadviser has responsibility at such times as the parties hereto may agree upon from time to time.

            (f) EXECUTING PORTFOLIO TRANSACTIONS. The Subadviser will place orders pursuant to its investment determinations for each Portfolio either directly with the issuer or through other brokers. In the selection of brokers and the placement of orders for the purchase and sale of portfolio investments for the Portfolios, the Subadviser shall use its best efforts to obtain for the Portfolios the most favorable price and execution available,  except  to  the  extent  it  may  be  permitted  to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, the Subadviser, bearing in mind the Trust's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Board of Trustees may determine, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Portfolio to pay a broker that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the Trust and to other clients of the Subadviser as to which the Subadviser exercises investment discretion. In no instance will portfolio securities of any Portfolio be purchased from or sold to the Subadviser or any affiliated person of the Subadviser. The Trust agrees that any entity or person associated with the Manager or the Subadviser which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as


                                       -2
      amended, and Rule lla2-2(T) thereunder, and the Trust has consented to the retention of compensation for such transactions in accordance with Rule lla2-2(T)(a)(2)(iv).

            (g)   EXPENSES.   The  Subadviser shall not be obligated to pay  any
      expenses of or for the Trust not expressly assumed by the Subadviser pursuant to this Agreement.

      2. BOOKS AND RECORDS. Pursuant to Rule 31a-3 under the 1940 Act, the Subadviser agrees that: (a) all records it maintains for the Trust are the property of the Trust; (b) it will surrender promptly to the Trust or the Manager any such records upon the Trust's or Manager's request; (c) it will maintain for the Trust the records that the Trust is required to maintain pursuant to Rule 31a-1 insofar as such records relate to the investment affairs of the Portfolios for which the Subadviser has responsibility under this Agreement; and (d) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

      3. OTHER AGREEMENTS. The Subadviser and persons controlled by or under common control with the Subadviser have and may have advisory, management service or other agreements with other organizations and persons, and may have other interests and businesses. Nothing in this Agreement is intended to preclude such other business relationships.

      4. COMPENSATION. The Manager will pay to the Subadviser as compensation for the Subadviser's services rendered pursuant to this Agreement a subadvisory fee as set forth in Schedule A, which schedule can be modified from time to time to reflect changes in annual rates or the addition or deletion of a Portfolio from this Agreement, subject to appropriate approvals required by the 1940 Act. Such fees shall be paid by the Manager (and not by the Trust) without regard to any reduction in the fees paid to the Manager as a result of any statutory or regulatory limitation on investment company expenses. Such fees shall be payable for each month within 15 business days after the end of such month. If the Subadviser shall serve for less than the whole of a month, the compensation as specified shall be prorated.

      5. ASSIGNMENT AND AMENDMENT OF AGREEMENT. This Agreement automatically shall terminate without the payment of any penalty in the event of its assignment. No material amendment of this Agreement shall be effective until approved by the majority of the members of the Board who are not interested persons of the Trust, the Manager or the Subadviser and the shareholders of the affected Portfolio(s) to the extent required by the 1940 Act. The Subadviser agrees to notify the Manager of any change in control of the Subadviser within a reasonable time after such change.

      6. DURATION AND TERMINATION OF THE AGREEMENT. This Agreement shall become effective upon its execution; provided, however, that this Agreement shall not become effective with respect to any Portfolio now existing or hereafter created unless it has first been approved (a) by a vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by an affirmative vote of a majority of the outstanding voting shares of that Portfolio. This Agreement shall remain in full force and effect continuously thereafter without the payment of any penalty as follows:

                                       -3

            (a) By vote of a majority of the (i) Independent Trustees, or (ii) outstanding voting shares of the applicable Portfolios, the Trust may at any time terminate this Agreement with respect to any or all Portfolios by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager and the Subadviser.

            (b) This Agreement will terminate automatically with respect to a Portfolio unless, within two years after its initial effectiveness with respect to such Portfolio and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board of Trustees or the shareholders of such Portfolio by the affirmative vote of a majority of the outstanding shares of such Portfolio, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of any Portfolio for their approval and such shareholders fail to approve such continuance as provided herein, the Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

            (c) The Manager may at any time terminate this Agreement with respect to any or all Portfolios by not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser, and the Subadviser may at any time terminate this Agreement with respect to any or all Portfolios by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager.

            (d) This Agreement automatically and immediately will terminate in the event of its assignment.

      Upon termination of this Agreement with respect to any Portfolio, the duties of the Manager delegated to the Subadviser under this Agreement with respect to such Portfolio automatically shall revert to the Manager.

      7. NOTIFICATION OF THE MANAGER. The Subadviser promptly shall notify the Manager in writing of the occurrence of any of the following events:

            (a) the Subadviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

            (b) the Subadviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust or any Portfolio; or

            (c) any other occurrence that might affect the ability of the Subadviser to provide the services provided for under this Agreement.

                                       -4

      8. DEFINITIONS. For the purposes of this Agreement, the terms "vote of a majority of the outstanding shares," "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings as defined in the 1940 Act and the rules and regulations thereunder subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and references to annual approvals by the Board of Trustees shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

      9. LIABILITY OF THE SUBADVISER. In the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) which arise or result from Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

      10. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Florida, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Florida conflict with the applicable provisions of the 1940 Act, the latter shall control.

      11. MASSACHUSETTS BUSINESS TRUST. Subadviser hereby acknowledges that, although this Agreement is executed by an officer and/or trustee of the Trust, the obligations of this Agreement are not binding upon any of them individually or upon the Trust's shareholders individually; rather, these obligations are binding only upon the assets and property of the Trust.

      12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

      13.   MISCELLANEOUS.   The  captions  in  this Agreement are included  for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

      IN WITNESS WHEREOF, Heritage Asset Management, Inc. and _________________ have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                       -5

Attest:                        HERITAGE ASSET MANAGEMENT, INC.


By:__________________________        By______________________________

                               ______________________________________
Attest:


By:__________________________        By_____________________________

                                   SCHEDULE A
                                     TO THE
                             HERITAGE SERIES TRUST
                             SUBADVISORY AGREEMENT
                                    BETWEEN
                        HERITAGE ASSET MANAGEMENT, INC.
                                      AND

                        ________________________________
                        ________________________________

      As compensation pursuant to section 4 of the Subadvisory Agreement between Heritage Asset Management, Inc. (the "Manager") and ______________________ (the "Subadviser"), the Manager shall pay the Subadviser a subadvisory fee, computed and paid monthly, at the following percentage rates of each Portfolio's average daily net assets under management by the Subadviser:


(1) For the ________________________________

      Advisory Fee as % of
      Average Daily Net Assets             Average Daily Net
      of the Entire Portfolio:             Assets Under Management
      ________________________                   _______________________

      Up to and including $__ million            .___%

      In excess of $__ million                   .___%










Dated:_________ __, _______

                                                                      EXHIBIT __

                 INFORMATION ON CURRENT SUBADVISORY AGREEMENTS
                    AND COMPENSATION TO GSAM, EAGLE AND AWAD

    Information concerning the Current Subadvisory Agreements and compensation to GSAM, Eagle and Awad are listed in the table below.

                                      AGGREGATE       DATE OF            DATE LAST
                                      AMOUNT OF       AGREEMENT          SUBMITTED TO
                                      FEE TO THE                         SHAREHOLDERS
SUBADVISER         FUND               SUBADVISER*
Awad             Small Cap            $_______        [insert date]      [insert date and
                                                                           purpose of
                                                                           submission]

Eagle             Capital             $_______        [insert date]      [insert date and
                Appreciation                                               purpose of
                                                                           submission]

                  Mid Cap             $_______        [insert date]      [insert date and
                                                                           purpose of
                                                                           submission]

                Small Cap             $_______        [insert date]      [insert date and
                                                                           purpose of
                                                                           submission]

GSAM              Capital             $_______        [insert date]      [insert date and
                Appreciation                                               purpose of
                                                                          submission]

    * Represents amounts paid for each Fund's last fiscal year.



                                        -1

                                                                      EXHIBIT __

                                  SUBADVISERS
                   DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS

      The table below lists the name, address and principal occupation of the principal executive officers and each director or general partner of GSAM, Eagle and Awad as well as the Fund officers and Trustees who have a position with the Subadvisers.

      The general partner of Goldman Sachs Asset Management, L.P. is The Goldman Sachs Group, Inc.




                                       -1

                                                                      EXHIBIT __

                               OUTSTANDING SHARES

      As of the Record Date, the following numbers of shares were outstanding with respect to each class of each Fund:

    NAME OF FUND                                    NUMBER OF SHARES OUTSTANDING
                     CLASS A     CLASS B     CLASS C      INSTITUTIONAL - I      RETIREMENT - R
                     SHARES      SHARES      SHARES         SHARES                  SHARES


CAPITAL
APPRECIATION

CORE EQUITY

DIVERSIFIED
GROWTH

GROWTH AND
INCOME

HIGH YIELD

INTERNATIONAL
EQUITY

MID CAP

SMALL CAP

                                       -1

                                                                      EXHIBIT __

                             PRINCIPAL SHAREHOLDERS

      The following shareholders are shown on the Funds' records as owning, beneficially or of record, more than 5% of the outstanding shares of any class of a Fund:

-------------------------------------------------------------------------------
 FUND AND CLASS    NAME AND ADDRESS OF      NUMBER OF       PERCENTAGE OF CLASS
                    BENEFICIAL OWNER       SHARES OWNED        OF FUND OWNED
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


To the best knowledge of the Funds' management, as of the Record Date, the Trustees and officers of each Fund, as a group, beneficially or of record, owned less than 1% of the outstanding shares of each class of each Fund.



                                      -1

                                                                      EXHIBIT __

                               AFFILIATED BROKERS

      The table below shows the aggregate commissions and the percentage of a Fund's brokerage commissions paid to affiliated brokers for each Fund's respective fiscal year ends.

-------------------------------------------------------------------------------
     NAME OF FUND        AGGREGATE COMMISSIONS PAID   % OF AGGREGATE COMMISSIONS
-------------------------------------------------------------------------------
 Capital Appreciation                $                         %
-------------------------------------------------------------------------------
 Core Equity                         $                         %
-------------------------------------------------------------------------------
 Diversified Growth                  $                         %
-------------------------------------------------------------------------------
 Growth and Income                   $                         %
-------------------------------------------------------------------------------
 High Yield                          $                         %
-------------------------------------------------------------------------------
 International Equity
-------------------------------------------------------------------------------
 Mid Cap
-------------------------------------------------------------------------------
 Small Cap
-------------------------------------------------------------------------------







                                      -1

                                                                      EXIHBIT __



                     INFORMATION ABOUT AUDIT AND OTHER FEES

AUDIT FEES
----------

      CAPITAL APPRECIATION: The aggregate fees billed by PwC for each of the last two fiscal years for professional services rendered in connection with the audit of Capital Appreciation's annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $21,000 for the year ended August 31, 2004, and $24,000 for the year ended August 31, 2005.

      GROWTH AND INCOME: The aggregate fees billed by PwC for each of the last two fiscal years for professional services rendered in connection with the audit of Growth and Income's annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $23, 000 for the year ended September 30, 2004, and $22,000 for the year ended September 30, 2005.

      INCOME: The aggregate fees billed by PwC for each of the last two fiscal years for professional services rendered in connection with the audit of Income's annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $44,000 for the year ended September 30, 2004, and $52,000 for the year ended September 30, 2005.

      SERIES: The aggregate fees billed by PwC for each of the last two fiscal years for professional services rendered in connection with the audit of the Series' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $142,000 for the year ended October 31, 2004, and $164,000 for the year ended October 31, 2005.

AUDIT-RELATED FEES
------------------

      CAPITAL APPRECIATION: The aggregate fees PwC billed to Capital Appreciation for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of Capital Appreciation's audit and are not reported as audit fees were $0 and $0 for the years ended August 31, 2004 and August 31, 2005, respectively. The aggregate fees PwC billed to the Heritage and any entity controlling, controlled by, or under common control with Heritage for assurance and other services directly related to the operations and financial reporting of registrant were $34,000 for the year ended August 31, 2004, and $33,000 for the year ended August 31, 2005.

      GROWTH AND INCOME: The aggregate fees PwC billed to Growth and Income for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of Growth and Income's audit and are not reported as audit fees were $0 and $0 for the years ended September 30, 2004 and September 30, 2005, respectively. The aggregate fees PwC billed to Heritage and any entity controlling, controlled by, or under common control with Heritage for assurance and other services directly related to the operations and financial reporting of Growth and Income were $31,000 for the year ended September 30, 2004, and $33,000 for the year ended September 30, 2005.

      INCOME: The aggregate fees PwC billed to Income for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of Income's audit and are not reported as audit fees were $0 and $0 for the years ended September 30, 2004 and September 30, 2005, respectively. The aggregate fees PwC billed to Heritage and any entity controlling, controlled by, or under common control with Heritage for assurance and other services directly related to the operations and financial reporting of Income were $31,000 for the year ended September 30, 2004, and $33,000 for the year ended September 30, 2005.

      SERIES TRUST: The aggregate fees PwC billed to Series for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of Series' audit and are not reported as audit fees were $0 for the year ended October 31, 2004 and $18,000 for the year ended October 31, 2005. The aggregate fees PwC billed to Heritage and any entity controlling, controlled by, or under common control with Heritage for assurance and other services directly related to the operations and financial reporting of Series were $31,000 for the year ended October 31, 2004, and $51,000 for the year ended October 31, 2005.



TAX FEES
--------

      CAPITAL APPRECIATION: The aggregate tax fees PwC billed to Capital Appreciation for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $3,000 for the year ended August 31, 2004, and $3,000 for the year ended August 31, 2005. The aggregate tax fees PwC billed to Heritage and any entity controlling, controlled by, or under common control with Heritage for services directly related to the operations and financial reporting of Capital Appreciation were $0 for the year ended August 31, 2004, and $0 for the year ended August 31, 2005.

      GROWTH AND INCOME: The aggregate tax fees PwC billed to Growth and Income for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $3,000 for the year ended September 30, 2004, and $3,000 for the year ended September 30, 2005. The aggregate tax fees PwC billed to Heritage and any entity controlling, controlled by, or under common control with Heritage for services directly related to the operations and financial reporting of Growth and Income were $0 for the year ended September 30, 2004, and $0 for the year ended September 30, 2005.

      INCOME: The aggregate tax fees PwC billed to Income for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $6,000 for the year ended September 30, 2004, and $6,000 for the year ended September 30, 2005. The aggregate tax fees PwC billed to Heritage and any entity controlling, controlled by, or under common control with Heritage for

                                      -2
services directly related to the operations and financial reporting of Income were $0 for the year ended September 30, 2004, and $0 for the year ended September 30, 2005.

      SERIES: The aggregate tax fees PwC billed to Series for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $18,000 for the year ended October 31, 2004, and $21,000 for the year ended October 31, 2005. The aggregate tax fees PwC billed to Heritage and any entity controlling, controlled by, or under common control with Heritage for services directly related to the operations and financial reporting of Series were $0 for the year ended October 31, 2004, and $0 for the year ended October 31, 2005.



ALL OTHER FEES
--------------

      ALL TRUSTS: For each Trust's last two respective fiscal years, the Trust paid PwC no other fees. The aggregate fees PwC billed to the Adviser and any entity controlling, controlled by, or under common control with the Adviser for any other services directly related to the operations and financial reporting of the Trust registrant were $0 for each Trust's last two respective fiscal years.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

      ALL TRUSTS. The Audit Committee Charter of the Trusts provides that the Audit Committee (comprised of the Independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for each Trust. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the DE MINIMUS exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the registrant or for any service affiliate of registrant. The Trusts' Audit Committee Charter also permits a designated member of the audit committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Trusts' Audit Committee pre-approved all fees described above which PwC billed to registrant.

      Less than 50% of the hours billed by PwC for auditing services to registrant for each Trust's respective most recent fiscal year end, were for work performed by persons other than full-time, permanent employees of PwC. The aggregate non-audit fees billed by PwC to each Trust and the Adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for each Trust last two respective fiscal years, were $0 and $0.

      The Trusts' Audit Committee has considered the non-audit services provided to the Trusts and their investment adviser and any entity controlling, controlled by, or under common control with the Trusts' investment adviser as described above and determined that these services do not compromise PwC's independence.

                                      -3

                                                  LABEL BELOW FOR MIS USE ONLY!
  [HERITAGE LOGO]                                 PO#
   P.O. BOX 9112                                  HERITAGE FUNDS
FARMINGDALE, NY 11735                             ORIGINAL 1UP 9-01-06 KD
                                                  PATTI (HERITAGE FUNDS 2006 PK)
                                                  REVISION #1 9-06-06 JM
                                                  REVISION #2 9-06-06 JM



                          MIS EDITS: # OF CHANGES ___/___PRF 1___ PRF 2____ OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.


                          SIGNATURE OF PERSON AUTHORIZING PRINTING     DATE
                          ------------------------------------------------------




                             YOUR VOTE IS IMPORTANT!
                          VOTE TODAY BY THE INTERNET,
                          BY MAIL OR TOUCH-TONE PHONE
                         LOG ON TO WWW.PROXYWEB.COM OR
                         CALL TOLL FREE 1-888-221-0697





--------------------------                                                 PROXY
999  999  999  999  99
--------------------------


FUND NAME PRINTS HERE         SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 6, 2006

The undersigned hereby appoints XXXXXXXXXXXX, XXXXXXXXXXXXXXXXX, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Heritage Funds, 880 Carillon Parkway, St. Petersburg, Florida 33716 on November 6, 2006, at 10:00 a.m., Eastern time, and at any adjournments thereof.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF THE PROPOSALS.

                                       PLEASE SIGN AND RETURN PROMPTLY IN THE
                                     ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                                         Dated __________________, 2006

                          ------------------------------------------------------


                          ------------------------------------------------------
                          SIGNATURE(S) OF SHAREHOLDER(S)       (SIGN IN THE BOX)

                          PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.
                                                                     Heritage pk

              PLEASE REFER TO PROXY STATEMENT TO SEE WHICH PROPOSAL
                         IS APPLICABLE TO YOUR FUND(S).


THE PROXY IS SOLICITED ON BEHALF OF EACH FUND'S BOARD OF TRUSTEES. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF ALL PROPOSALS.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

                                                                                                   FOR ALL     WITHHOLD
                                                                                                   NOMINEES   AUTHORITY
PROPOSAL 1:    To elect and re-elect Trustees to the Board of Trustees:                             LISTED     TO VOTE
----------                                                                                         (EXCEPT     FOR ALL
                                                                                                   AS NOTED    NOMINEES
                                                                                                   AT LEFT)     LISTED
NOMINEES:      (01) C. Andrew Graham     (04) James L. Pappas            (07) Lincoln Kinnicutt*
               (02) Keith Jarrett        (05) David M. Phillips          (08) Thomas A. James
               (03) William J. Meurer    (06) Deborah L. Talbot, PhD     (09) Richard K. Riess        0            0            1.

               * (all except Heritage Capital Appreciation Trust)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) ON
THE LINE IMMEDIATELY BELOW.

-------------------------------------------------------------------------------------------------

                                                                                                     FOR   AGAINST   ABSTAIN
----------

PROPOSAL 2:    To re-classify the Investment objective as non-fundamental.                            0       0          0      2.
----------

PROPOSAL 3:    To approve the modernized fundamental investment restrictions.                         0       0          0      3.
----------

PROPOSAL 4:    To approve an Investment Advisory Agreement between Heritage Asset Management, Inc.    0       0          0      4.
----------     and the Funds.

PROPOSAL 5-A:  To approve a Subadvisory Agreement between Heritage Asset Management, Inc. and         0       0          0      5-A.
------------   Goldman Sachs Investment Management, L.P. (Heritage Capital Appreciation Trust
               only)

PROPOSAL 5-B:  To approve a Subadvisory Agreement between Heritage Asset Management, Inc.             0       0          0      5-B.
------------   and Eagle Asset Management, Inc.  (All Funds except Heritage High Yield Bond and
               Heritage International Equity)

PROPOSAL 5-C:  To approve a Subadvisory Agreement between Heritage Asset Management, Inc. and         0       0          0      5-C.
------------   Awad Asset Management, Inc. (Small Cap Stock Fund only)

-------------------------------------------------------------------------------------------------

PROPOSAL 6:    To approve a Manager of Manager's structure, which would allow  Heritage Asset         0       0          0      6.
----------     Management, Inc., the Funds' investment adviser, and the Board of  Trustees to enter into, terminate or materially amend Sub-Advisory Agreements without shareholder approval.  (Heritage Capital Appreciation Trust, Mid Cap Stock Fund and Small Cap
               Stock Fund only)



THE PROXIES ARE AUTHORIZED TO VOTE IN  THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY
ADJOURNMENTS THEREOF.

LABEL BELOW FOR MIS USE ONLY!
PO#
HERITAGE FUNDS                                                  PLEASE SIGN ON REVERSE SIDE.
ORIGINAL 1UP  9-01-06  KD
PATTI (HERITAGE FUNDS 2006 PK)
REVISION #1  9-06-06  JM                                                                                                Heritage pk